SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Soliciting Material under §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146
Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland

NOTICE OF ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 15, 2018

To the Shareholders of Prothena Corporation plc:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual Meeting”) of Prothena Corporation plc, an Irish public limited company (the “Company”), will be held on Tuesday, May 15, 2018, at 4:00 p.m. local time, at The Shelbourne Hotel, 27 St. Stephen's Green, Dublin 2, Ireland, for the following purposes:

1.	To re-elect, by separate resolutions, Richard T. Collier and Shane M. Cooke as directors, to hold office until no later than the annual general meeting of shareholders in 2021;
2.	To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2018 and to authorize, in a binding vote, the Company's Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;
3.	To approve, in a non-binding advisory vote, the compensation of the Company's executive officers named in the Proxy Statement accompanying this Notice;
4.	To approve the Prothena Corporation plc 2018 Long Term Incentive Plan; and
5.	To transact such other business as properly comes before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company's Irish statutory financial statements for our fiscal year 2017, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that our statutory financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Annual Meeting will also include a review of the Company's affairs.

Under our Constitution and Irish law, Proposal Nos. 1, 2, 3 and 4 are deemed to be ordinary resolutions requiring the approval of a simple majority of the votes cast at the Annual Meeting.

Only shareholders who owned our ordinary shares at the close of business on March 12, 2018 may vote at the Annual Meeting. Each shareholder of record will be entitled to one vote per ordinary share on each matter submitted to a vote of the shareholders, as long as those shares are represented at the Annual Meeting, either in person or by proxy. Shareholders who are entitled to attend and vote at the Annual Meeting are entitled to appoint a proxy or proxies to attend and vote on their behalf at the Annual Meeting; such proxy is not required to be a shareholder of the Company.

Our Board of Directors recommends that you vote as follows on the matters to be presented to shareholders at the Annual Meeting:

1.	FOR the re-election of Richard T. Collier and Shane M. Cooke as directors, as described in Proposal No. 1;
2.	FOR the ratification, in a non-binding vote, of the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year 2018 and authorization, in a binding vote, of the Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor, as described in Proposal No. 2;
3.	FOR the approval, in a non-binding advisory vote, of the compensation of the Company's named executive officers, as described in Proposal No. 3; and
4.	FOR the approval of the Company's 2018 Long Term Incentive Plan, as described in Proposal No. 4.

For our Annual Meeting, we have elected to use the internet as the primary means of providing our proxy materials to shareholders. Consequently, some shareholders may not receive paper copies of our proxy materials. We intend to send shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors' recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement and form of proxy card and our Annual Report on Form 10-K for fiscal year 2017; information on how to access their proxy card; and information on how to attend the meeting and vote in person.

You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you are urged to complete, sign and date your proxy card and return it by mail or follow the alternative voting procedures described in the Notice of Internet Availability of Proxy Materials or the proxy card.

By Order of the Board of Directors

Yvonne M. Tchrakian Company Secretary

Dublin, Ireland
March 29, 2018

GENERAL INFORMATION	1
THE PROXY PROCESS AND SHAREHOLDER VOTING − QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO. 1 − ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE AND BOARD MATTERS	11
Overview	11
Independence of Directors	11
Board Role in Risk Oversight	11
Board Leadership Structure	11
Board Committees	12
Audit Committee	12
Compensation Committee	12
Nominating and Corporate Governance Committee	13
Meetings of the Board and Committees, Meeting Attendance and Shareholder Meeting Attendance	14
Other Corporate Governance Matters	14
Corporate Governance Guidelines	14
Majority Voting for Election of Directors	14
Staggered Board	14
Shareholder Ability to Call Extraordinary Meetings	14
Compensation Governance	15
Code of Conduct	15
Anti-Hedging/Pledging Policies	15
Shareholder Communications with the Board	15
DIRECTOR COMPENSATION	16
PROPOSAL NO. 2 − RATIFICATION, IN A NON-BINDING VOTE, OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR 2018 AND AUTHORIZATION, IN A BINDING VOTE, OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO APPROVE THE REMUNERATION OF THAT AUDITOR	17
Fees Paid to KPMG	17
Pre-Approval Policies and Procedures	18
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	19

PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146
Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2018

GENERAL INFORMATION

The Board of Directors of Prothena Corporation plc is soliciting your proxy to vote at the Annual General Meeting of Shareholders to be held on Tuesday, May 15, 2018, at 4:00 p.m. local time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at The Shelbourne Hotel, 27 St. Stephen’s Green, Dublin 2, Ireland.

We have elected to use the internet as our primary means of providing our proxy materials to shareholders. Accordingly, on or about March 29, 2018, we are making this Proxy Statement and the accompanying form of proxy card, the accompanying Notice of Annual General Meeting of Shareholders and our Annual Report on Form 10-K for our fiscal year 2017 available on the internet and mailing a Notice of Internet Availability of Proxy Materials to shareholders of record as of March 12, 2018 (the “Record Date”). Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All shareholders as of the Record Date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the notice, including an option to request paper copies on an ongoing basis. We intend to mail this Proxy Statement, together with the accompanying form of proxy card and Notice of Annual General Meeting of Shareholders, to those shareholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.

The only voting securities of Prothena are ordinary shares, $0.01 par value per share (“ordinary shares”). There were 38,564,428 ordinary shares issued and outstanding as of the Record Date. A quorum of shareholders is necessary to hold a valid meeting and requires that the shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote are present in person or represented by proxy at the Annual Meeting.

In this Proxy Statement, we refer to Prothena Corporation plc as the “Company,” “Prothena,” “our,” “we” or “us” and the Board of Directors as the “Board.” When we refer to Prothena’s fiscal year, we mean the 12-month period ending December 31 of the stated year.

2018 PROXY STATEMENT

THE PROXY PROCESS AND SHAREHOLDER VOTING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

1.	Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 38,564,428 ordinary shares issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our ordinary shares, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, who in turn hold through The Depository Trust Company (“DTC”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent who is the record holder of the shares, authorizing you to vote at the Annual Meeting.

2.	What am I being asked to vote on?

You are being asked to vote FOR:

•	Re-election, by separate resolutions, of Richard T. Collier and Shane M. Cooke as directors, to hold office until no later than our annual general meeting of shareholders in 2021;
•	Ratification, in a non-binding vote, of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2018 and authorization, in a binding vote, of our Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;
•	Approval, in a non-binding advisory vote, of the compensation of the executive officers named in this Proxy Statement; and
•	Approval of the Prothena Corporation plc 2018 Long Term Incentive Plan.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting. We are not aware of any other matter that will be presented for consideration at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the Board intends that one of the individuals named in the accompanying form of proxy card will vote on such matter in accordance with his or her discretion.

2018 PROXY STATEMENT

THE PROXY PROCESS AND SHAREHOLDER VOTING − QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

3.	How do I vote?

You may vote by mail or follow any alternative voting procedure described on the proxy card or the Notice of Internet Availability of Proxy Materials. To use an alternative voting procedure, follow the instructions on each proxy card that you receive or on the Notice of Internet Availability of Proxy Materials.

For each proposal, you may vote “FOR” or “AGAINST” or abstain from voting.

The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•	To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	To vote by proxy over the internet, follow the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials.
•	To vote by telephone if you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, who in turn hold through DTC, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted, or follow such instructions to submit your vote by the internet or telephone, if the instructions provide for internet and telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

4.	Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate shareholder votes. If you are a shareholder of record, and you choose to vote over the internet prior to the Annual Meeting or by telephone, Broadridge will access and tabulate your votes electronically, and if you have requested and received proxy materials by mail or e-mail and choose to sign and mail your proxy card, your executed proxy card will be returned directly to Broadridge for tabulation. If you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in “street name”) will return one proxy card to Broadridge on behalf of all its clients.

5.	How are votes counted?

With respect to each of Proposal Nos. 1, 2, 3 and 4, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required for approval.

Please instruct your bank or broker so your vote can be counted.

If your shares are held by a broker on your behalf (that is, in “street name”), please instruct your broker on how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those proposals for which specific authorization from you is required under applicable rules.

2018 PROXY STATEMENT

THE PROXY PROCESS AND SHAREHOLDER VOTING − QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Accordingly, while broker non-votes will not be counted as having been voted on a particular proposal, broker non-votes will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. We strongly encourage you to provide voting instructions to your broker to ensure that your vote is counted on all of the proposals.

If shareholders abstain from voting, including brokers holding their clients’ shares of record who cause abstentions to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. Abstentions will not, however, be considered votes cast at the Annual Meeting.

Because the approval of each of the proposals is based on the votes cast at the Annual Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on any of the proposals.

6.	How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of the Record Date.

7.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules of the U.S. Securities and Exchange Commission (the “SEC”), Irish law and our Constitution, we have elected to provide access to our proxy materials on the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of the Annual Meeting.

8.	How do I vote via internet or telephone?

You may vote by proxy on the internet by following the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card. Please be aware that if you vote on the internet, you may incur costs such as telephone and internet access charges for which you will be responsible. The internet and telephone voting facilities for eligible shareholders of record will close at 11:59 p.m. Eastern Time on May 14, 2018. The giving of such a proxy by telephone or the internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you vote by internet or telephone, that vote authorizes your proxy in the same manner as if you signed, dated and returned a written proxy card by mail.

9.	What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted as follows:

•	FOR the re-election, by separate resolutions, of Richard T. Collier and Shane M. Cooke as directors, to hold office until no later than our annual general meeting of shareholders in 2021;

2018 PROXY STATEMENT

THE PROXY PROCESS AND SHAREHOLDER VOTING − QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

•	FOR the ratification, in a non-binding vote, of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2018 and authorization, in a binding vote, of our Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor;
•	FOR the approval, in a non-binding advisory vote, of the compensation of our named executive officers; and
•	FOR the approval of the Company’s 2018 Long Term Incentive Plan.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her discretion.

10.	Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $24,000 plus reimbursement of expenses.

11.	What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

12.	Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before commencement of the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a new vote on the internet or by telephone or submit another properly completed proxy card with a later date than your original proxy card, but no later than 11:59 p.m. Eastern Time on May 14, 2018.
•	You may deliver a written notice that you are revoking your proxy to our Company Secretary, at Prothena

Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland, which notice must be delivered before commencement of the Annual Meeting.

•	You may attend the Annual Meeting and either vote or revoke your proxy in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you must contact the broker, bank or other agent and follow the instructions provided by them.

13.	When are shareholder proposals due for next year’s annual meeting?

In accordance with SEC rules, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may submit to us proposals on matters appropriate for shareholder action at meetings of our shareholders. In order to be considered for inclusion in next year’s proxy materials, your proposal must comply with the requirements of Rule 14a-8 of the Exchange Act and other SEC rules and be submitted in writing no later than November 29, 2018, to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún

Laoghaire, Co. Dublin, A96 T927, Ireland; provided that if the date of next year’s annual general meeting of shareholders is greater than 30 days from May 15, 2019, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual general meeting. You are also advised to review our Constitution, which contains additional requirements about advance notice of director nominations. For more information, see below under the heading Corporate Governance and Board Matters — Board Committees — Nominating and Corporate Governance Committee.

2018 PROXY STATEMENT

THE PROXY PROCESS AND SHAREHOLDER VOTING − QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

14.	What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of not less than one-half of the ordinary shares issued and outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 38,564,428 ordinary shares issued and outstanding and entitled to vote. Accordingly, 19,282,214 ordinary shares must be represented in person or by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.

15.	How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing with the SEC of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

16.	Where can I find directions to the Annual Meeting?

To obtain directions to the Annual Meeting, which will be held at The Shelbourne Hotel, 27 St. Stephen’s Green, Dublin 2, Ireland, you may send a request to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

17.	What are the Irish statutory financial statements?

Since we are an Irish company, we are required to prepare Irish statutory financial statements, including the respective reports of the directors and the auditors thereon, under applicable Irish company law; to deliver those statutory financial statements to our shareholders of record prior to the Annual Meeting; and to present those statutory financial statements at the Annual Meeting. The Irish statutory financial statements cover the results of operations and financial position of the Company for our fiscal year 2017, and are prepared in accordance with generally accepted accounting principles in the United States to the extent the use of such principles does not contravene any provision of the Irish

Companies Act 2014, or any regulation thereunder. There is no requirement under Irish law that our Irish statutory financial statements be approved by our shareholders, and no such approval will be sought at the Annual Meeting. Our Irish statutory financial statements are available on our website at http://ir.prothena.com. We will mail without charge, upon written request, a copy of our Irish statutory financial statements to beneficial owners of our shares. Such requests should be sent to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

2018 PROXY STATEMENT

PROPOSAL NO. 1
ELECTION OF DIRECTORS

We have seven directors serving on our Board of Directors, who are shown in the table below. The Company's Constitution requires that at least one-third (which, if not a round number, is rounded to the number which is nearest to and less than one-third) of the directors must stand for re-election at each annual general meeting of shareholders, and that directors must stand for re-election no later than the third annual general meeting subsequent to their election or appointment to the Board. Generally, vacancies on the Board may be filled only by ordinary resolution of the Company's shareholders or the affirmative vote of a majority of the remaining directors. A director appointed by the Board to fill a vacancy will serve until the subsequent annual general meeting and must stand for election at that time.

Name	Position with Prothena
Lars G. Ekman, M.D., Ph.D.	Chairman of the Board, Independent Director
Gene G. Kinney, Ph.D.	President and Chief Executive Officer, Director
Richard T. Collier	Independent Director
Shane M. Cooke	Independent Director
K. Anders O. Härfstrand, M.D., Ph.D.	Independent Director
Christopher S. Henney, Ph.D., D.Sc.	Independent Director
Dennis J. Selkoe, M.D.	Independent Director

Our Board is divided into the following groups:

•	Mr. Cooke, whose current term will expire at the Annual Meeting;
•	Mr. Collier, Dr. Härfstrand and Dr. Henney, whose current terms will expire no later than the annual general meeting of shareholders to be held in 2019; and
•	Dr. Ekman, Dr. Kinney and Dr. Selkoe, whose current terms will expire no later than the annual general meeting of shareholders to be held in 2020.

Mr. Collier and Mr. Cooke have been nominated by the Board to stand for re-election. Mr. Cooke is required to stand for re-election because his three-year term will expire at the Annual Meeting. The Board nominated Mr. Collier to stand for re-election, even though his three-year term will not expire until 2019, because the Company's Constitution requires that one-third of the directors (not including any director appointed to the Board since the last annual general meeting) stand for election at each annual general meeting, and that a director longest in office since being appointed or last elected must be nominated to complete such slate of directors.

If re-elected by our shareholders at the Annual Meeting, Mr. Collier and Mr. Cooke will each hold office from the date of his election until no later than the third subsequent annual general meeting of shareholders (i.e., in 2021), or until his earlier death, resignation or removal.

In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting; if a director nominee does not receive this majority vote, he will not be elected to our Board. In the event that any nominee becomes unavailable for election as a result of an unexpected occurrence, the proxy holders may vote your shares for the election of any substitute nominee who the Board proposes. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below is certain biographical information for each nominee for director and each director whose term as a director will continue after the Annual Meeting. The following includes information regarding each director's individual experience, qualifications, attributes or skills that led the Board to conclude that he should serve as a director, in light of our business and structure.

2018 PROXY STATEMENT

PROPOSAL NO. 1 − ELECTION OF DIRECTORS

Nominees for Election to Terms Expiring No Later than the Annual General Meeting of Shareholders in 2021

Richard T. Collier is the former Executive Vice President and General Counsel of Elan Corporation, plc (a pharmaceutical company), a position he held from 2004 to 2010. Prior to that, he served as Senior Vice President and General Counsel of Rhone-Poulenc Rorer Inc., Pharmacia & Upjohn Company and Pharmacia Corporation (all pharmaceutical companies). Mr. Collier was an Adjunct Professor of Law at the Temple University Beasley School of Law, where he taught drug and medical device law from 2004 to 2017. He also practiced law at two leading Philadelphia-based law firms and with the U.S. Federal Trade Commission and U.S. Department of Justice. Mr. Collier earned both his B.A. and his J.D. (law degree) from Temple University. He has served on our Board since 2012. Age: 64

The Board concluded that Mr. Collier should serve as a director given his extensive legal and management experience as a senior executive with a number of global pharmaceutical companies. The Board also considered his extensive knowledge of and experience with laws and regulations applicable to the pharmaceutical industry.

Shane M. Cooke is the former President of Alkermes plc (a biopharmaceutical company), a position he held from 2011 to 2018. Prior to that, he served as Head of Elan Drug Technologies and Executive Vice President of Elan Corporation, plc (from 2007 to 2011), where he also served as Chief Financial Officer (from 2001 to 2011) and as a director (from 2005 to 2011). Mr. Cooke has also held a number of senior positions in finance in the banking and aviation industries. He is also a director of Alkermes plc and Endo International plc. Mr. Cooke earned his Bachelor of Commerce and Master of Accounting degrees from University College Dublin, Ireland, and is a chartered accountant. He has served on our Board since 2012. Age: 55

The Board concluded that Mr. Cooke should serve as a director given his significant operational, financial, commercial and management experience in the biotechnology industry, as well as his qualification as a chartered accountant. The Board also considered his Irish residency and experience as a director and an executive officer of other Irish companies traded on U.S. stock exchanges.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
RE-ELECTION, BY SEPARATE RESOLUTIONS, OF RICHARD T. COLLIER AND
SHANE M. COOKE AS DIRECTORS.

2018 PROXY STATEMENT

PROPOSAL NO. 1 − ELECTION OF DIRECTORS

Director Continuing in Office Until No Later than the Annual General Meeting of Shareholders in 2019

K. Anders O. Härfstrand, M.D., Ph.D., is Chairman of Härfstrand Consulting AG (a pharmaceutical/biotechnology consulting firm), which he founded in 2010. Dr. Härfstrand also served as Chief Executive Officer of BBB Therapeutics BV (a biopharmaceutical company) from 2014 to 2015. Prior to that, he was President and Chief Executive Officer, Europe of Makhteshim Agan Industries Ltd. (an agrichemicals company) from 2013 to 2014; President and Chief Executive Officer of Humabs BioMed SA (a biotechnology company) from 2011 to 2012; and Chief Executive Officer of Nitec Pharma AG (a biopharmaceutical company) from 2007 to 2010. Dr. Härfstrand serves as a director of Karolinski Development AB (a biopharmaceutical investment company). He also served in various executive and management roles at Serono, Pfizer and Pharmacia, and in non-executive roles on a number of Supervisory Boards in Europe. Dr. Härfstrand earned his M.D. and Ph.D. in neuropharmacology endocrinology from Karolinska Institute in Sweden. He has served on our Board since 2015. Age: 61

The Board concluded that Dr. Härfstrand should serve as a director given his significant management, operational and, in particular, commercial experience from serving in executive positions with a number of biopharmaceutical companies. The Board also considered his scientific background and work experience in a broad range of geographies.

Christopher S. Henney, Ph.D., D.Sc., is Vice-Chairman of the Board of Cyclacel Pharmaceuticals, Inc. and a member of the Board of Anthera Pharmaceuticals, Inc. From 1995 to 2004, Dr. Henney served as Chairman of the Board and Chief Executive Officer of Dendreon Corporation, a biotechnology company that he co-founded. He also co-founded and served as a director and in executive positions at both Immunex Corporation and ICOS Corporation. Dr. Henney was Chairman of the Board of Cascadian Therapeutics, Inc. (a biotechnology company) from 2006 to 2018, where he also served as interim President and Chief Executive Officer for part of 2016. He is a 2011 inductee to The Biotechnology Hall of Fame. Dr. Henney earned his B.Sc. in medical biochemistry, his Ph.D. in experimental pathology and his D.Sc. for contributions to the field of immunology from the University of Birmingham, England. He has served on our Board since 2013. Age: 77

The Board concluded that Dr. Henney should serve as a director given his significant scientific, operational, commercial and management experience from founding and serving in executive positions with a number of biotechnology companies. The Board also considered his experience serving on the boards of directors at a number of public and private companies in the pharmaceutical/biotechnology industry.

Directors Continuing in Office Until No Later than the Annual General Meeting of Shareholders in 2020

Lars G. Ekman, M.D., Ph.D., is Chairman of our Board of Directors, a position he has held since 2012. He is an executive partner at Sofinnova Ventures, Inc. (a venture capital firm), a position he has held since 2008. Dr. Ekman is also Chairman of the Board of Sophiris Bio Inc. (a biopharmaceutical company), where he also served as President from 2011 to 2012. He also is Chairman of the Board of Amarin Corporation plc, serves as a director of Spark Therapeutics, Inc. and Ultragenyx Pharmaceutical Inc., served as a director of Ocera Therapeutics, Inc. (from 2009 to 2015) and served as a director of InterMune Inc. (from 2006 to 2014). Dr. Ekman co-founded Cebix Incorporated, where he served as Chief Executive Officer from 2009 to 2012. He was President of Research & Development at Elan Corporation, plc (from 2001 to 2007), where he also served as a director (from 2005 to 2012). From 1997 to 2001, Dr. Ekman was Executive Vice President, Research & Development at Schwarz Pharma AG. Prior to that, he held various senior positions at Pharmacia Corporation. Dr. Ekman is a board-certified surgeon with a Ph.D. in experimental biology, and has held several clinical and academic positions in both the United States and Europe. He earned his Ph.D. and M.D. from the University of Gothenburg, Sweden. Dr. Ekman has served on our Board since 2012. Age: 68

The Board concluded that Dr. Ekman should serve as a director given his significant scientific, operational and management experience gained as a research scientist and in managing research and development functions engaged in drug discovery with a number of companies in the pharmaceutical industry. The Board also considered his clinical background, his venture capital experience in the life science industry, and his experience serving on the boards of directors at a number of public and private companies in the pharmaceutical/biotechnology industry.

Gene G. Kinney, Ph.D., has served as our President and Chief Executive Officer since 2016. Prior to that, he was our Chief Operating Officer for part of 2016, and prior to that he was our Chief Scientific Officer and Head of Research and Development from 2012 to 2016. From 2009 to 2012, Dr. Kinney was Vice President, Pharmacology and then Senior

2018 PROXY STATEMENT

PROPOSAL NO. 1 − ELECTION OF DIRECTORS

Vice President of Pharmacological Sciences at Elan Pharmaceuticals, Inc.; while in those positions, he also served as Head of Nonclinical Research for Janssen Alzheimer Immunotherapy R&D. From 2001 to 2009, Dr. Kinney was Senior Director, Head of Central Pharmacology and acting lead for Bioanalytics & Pathology at the Merck Research Laboratories, where he contributed to the strategic direction and oversight of drug discovery activities and led a number of non-clinical discovery and clinical development programs targeted for the treatment of neurodegenerative and psychiatric conditions. Dr. Kinney also held positions at Bristol-Myers Squibb and was an Assistant Professor at the Emory University School of Medicine, Department of Psychiatry and Behavioral Sciences. He earned his B.A. from Bloomsburg University and his M.A. and Ph.D. from Florida Atlantic University. Dr. Kinney has served on our Board since 2016. Age: 49

The Board concluded that Dr. Kinney should serve as a director given his role as the Company's President and Chief Executive Officer and his extensive scientific and operational knowledge of our business and its drug discovery and development programs, from his tenure with the Prothena business when it was a part of Elan as well as since its separation from Elan. The Board also considered his significant experience as a research scientist in immunotherapy for the treatment of diseases involving amyloid or cell adhesion, as well as his experience gained from serving in key research and development roles in other biotechnology companies.

Dennis J. Selkoe, M.D., is the Vincent and Stella Coates Professor of Neurologic Diseases at Harvard Medical School and co-director of the Ann Romney Center for Neurologic

Diseases at Brigham and Women's Hospital in Boston, positions he has held since 2000 and 1985, respectively. He has served on the faculty at Harvard Medical School since 1978. Dr. Selkoe was the principal founding scientist and served as a director of Athena Neurosciences, Inc. until it was acquired by Elan Corporation, plc in 1996. He has received numerous honors, including the Mathilde Solowey Award in the Neurosciences (NIH), the Potamkin Prize (American Academy of Neurology), the A.H. Heineken Prize for Medicine (The Netherlands), the Pioneer Award and the Lifetime Achievement Award (Alzheimer's Association), the George C. Cotzias Lecture of the American Academy of Neurology and the Ulysses Medal of University College Dublin. Dr. Selkoe is a Fellow of the American Academy of Neurology, the American Association for the Advancement of Science and the American College of Physicians, an elected member of the National Academy of Medicine and a director of the Foundation for Neurologic Diseases. He served as a director of Elan from 1996 to 2013. Dr. Selkoe earned his B.A. from Columbia University and his M.D. from the University of Virginia. He has served on our Board since 2013. Age: 74

The Board concluded that Dr. Selkoe should serve as a director given his significant experience as both a research scientist and a practicing clinician, and in particular his expertise in the pre-clinical and clinical features of neurodegenerative diseases, especially Parkinson's disease and Alzheimer's disease. The Board also considered his lengthy experience as a director of a global public company in the pharmaceutical/biotechnology industry.

2018 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on our website at http://ir.prothena.com, including our Corporate Governance Guidelines, the charters for our Audit, Compensation and

Nominating and Corporate Governance Committees and our Code of Conduct. We believe that our corporate governance policies and practices ensure that our independent directors effectively oversee our management - including the performance of our Chief Executive Officer - and provide an effective and appropriately balanced Board governance structure.

Independence of Directors

Rules of The Nasdaq Stock Market (“Nasdaq”) require that a majority of the members of a listed company's board of directors must qualify as “independent directors” as defined by Nasdaq rules and affirmatively determined by the board of directors.

Our Board has determined that, with the exception of Dr. Kinney, all members of our Board are “independent directors” as defined by Nasdaq rules. Dr. Kinney is not an independent director because he is our President and Chief Executive Officer.

Board Role in Risk Oversight

Our Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board fulfills this oversight role directly and through certain of its committees. In particular, our Board reviews strategic as well as operational risks as an element of its review of strategic and operational plans and programs. The Audit Committee of the Board periodically reviews the

Company's major risk exposures and the steps management has undertaken to control them; oversees internal controls and other activities to manage financial risks; and periodically reviews the Company's policies, programs and systems intended to ensure compliance with applicable laws and ethical standards.

Board Leadership Structure

Our Chairman of the Board and our Chief Executive Officer are currently separate individuals. Dr. Ekman serves as Chairman of the Board, and Dr. Kinney serves as our President and Chief Executive Officer. In his role as Chairman, Dr. Ekman provides leadership to the Board; approves Board meeting schedules and agendas; presides over all Board meetings, including regular executive sessions of the independent directors; and serves as the primary liaison between the independent directors and our Chief Executive Officer and other members of management. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes as it deems appropriate.

2018 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Committees

Our Board has the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each of these Committee are described below. Members serve on these Committees until their resignation or until otherwise determined by our Board.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lars G. Ekman
Richard T. Collier
Shane M. Cooke
K. Anders O. Härfstrand
Christopher S. Henney
Gene G. Kinney
Dennis J. Selkoe
Committee Chair	Member

Audit Committee

Our Audit Committee's primary purposes are to oversee our corporate accounting and financial reporting processes and the audits and reviews of our financial statements, and our legal and ethical compliance activities. Among other matters, the Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm (the “auditor”); reviewing and confirming the auditor's independence; periodically reviewing the adequacy and effectiveness of the Company's internal control over financial reporting; reviewing with the management and the auditor the audited and reviewed financial statements to be included in the Company's annual and quarterly reports, respectively, filed with the SEC; reviewing the Company's major risk exposures and steps to control them; and reviewing the Company's policies, program and systems intended to ensure compliance with applicable laws and ethical standards.

The current members of our Audit Committee are Mr. Collier, Mr. Cooke and Dr. Henney. Mr. Cooke serves as the chairman of the Committee. Each member of the Committee is an “independent director” and meets the heightened independence requirements, and also meets the financial literacy requirements, under Nasdaq rules. Our Board has determined that Mr. Cooke and Dr. Henney are each an “audit committee financial expert” as defined under SEC rules and each has the requisite additional financial sophistication required under Nasdaq rules. The Audit Committee operates under a written charter, a copy of which is available on our website at http://ir.prothena.com.

Compensation Committee

Our Compensation Committee's primary purposes are to consider and approve all compensation of our executive officers other than our chief executive officer (our “CEO”), and consider and recommend to the Board all compensation of our CEO; consider and recommend to the Board all director compensation; and administer or oversee our compensation plans (including equity compensation plans).

The current members of our Compensation Committee are Dr. Ekman, Dr. Henney and Dr. Selkoe. Dr. Selkoe serves as the chairman of the Committee. Each member of the Committee is an “independent director” and otherwise meets the independence requirements under Nasdaq rules, is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and is an “outside director” as defined in

2018 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The Committee operates under a written charter, a copy of which is available on our website at http://ir.prothena.com.

Our CEO makes recommendations to the Compensation Committee on compensation to executive officers other than himself. He also makes recommendations to the Board and the Compensation Committee on what should be the Company objectives that drive annual performance-based incentive compensation (cash bonuses). Following completion of the fiscal year, he provides his assessment of the Company's performance relative to those objectives, as well as the individual performance of executive officers other than himself. Certain of our executive officers and other members of management provide data and other information to the Committee's compensation consultant (discussed below), as requested by that consultant. Our executive officers do not determine or recommend the amount or form of director compensation.

The Compensation Committee utilizes a compensation consultant to provide advice and recommendations to the Committee on the amounts and forms of executive and director compensation. The Committee is directly responsible for the appointment, compensation and oversight of its compensation consultants, and is responsible for assessing the independence of those consultants after consideration of the independence factors prescribed by Nasdaq rules.

The Compensation Committee directly engaged Radford, an AonHewitt Company, to provide advice and recommendations on executive as well as director compensation for our fiscal year 2017. The Committee assessed Radford's independence prior to that engagement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee's primary purposes are to identify individuals qualified to become Board members, and recommend to the Board qualified individuals to be nominated for election or appointment to the Board; make recommendations to the Board regarding composition of the Board and its committees; develop and implement annual evaluations of the Board; develop and implement regular performance evaluations of our CEO; develop a succession plan for our CEO; and develop corporate governance guidelines applicable to the Company.

The current members of our Nominating and Corporate Governance Committee are Mr. Collier, Dr. Härfstrand and Dr. Selkoe. Mr. Collier serves as the chairman of the Committee. Each member of the Committee is an “independent director” under Nasdaq rules. The Committee operates under a written charter, a copy of which is available on our website at http://ir.prothena.com.

The Nominating and Corporate Governance Committee is responsible for determining the qualifications of nominees for election and candidates for appointment as directors, and for identifying, evaluating and then recommending to the Board such nominees or candidates. The Committee reviews periodically the composition and size of the Board, and makes recommendations to the Board as it deems necessary or appropriate so that the Board as a whole reflects the appropriate balance and diversity of knowledge, skills and experience. Nominees or candidates are expected to possess and have demonstrated breadth and depth of management and leadership experience, financial and/or business acumen and relevant industry or scientific experience, high integrity, sufficient time to devote to the Company's business, and a demonstrated ability to think independently but work collaboratively with other members of the Board and the Company's management. In recommending candidates for election or appointment to the Board, the Committee considers each nominee's or candidate's knowledge, skills and experience, according to the foregoing criteria, as well as his or her independence under Nasdaq and SEC rules. While the Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Committee has included in past director searches, and will include in future director searches, gender diversity as a goal. The Committee evaluates each nominee or candidate in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience.

To assist the Nominating and Corporate Governance Committee in identifying potential directors who meet the criteria and priorities established from time to time and facilitate the evaluation of such potential directors, the Committee may retain third-party search firms.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. For a shareholder to make any nomination for election to the Board at an annual general meeting of shareholders, the shareholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company's registered office (Prothena Corporation plc, Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland, Attention: Company Secretary)

2018 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

not less than 90 days and not more than 150 days prior to the one-year anniversary of the date the Company's proxy statement was first released in connection with the prior year's annual general meeting; provided, that if the date of the annual general meeting is more than 30 days from the one-year anniversary of the date of the prior year's annual general meeting, the shareholder's notice must be delivered, or mailed and received, not earlier than 150 days and no later than 90 days prior to the date of the annual general meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual general meeting is first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Constitution. As set forth in our Constitution, submissions must include the information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act and written consent from the proposed nominee to being named in the proxy statement as a nominee and to serving as a director of the Company. Our Constitution also specifies further requirements as to the form and content of a shareholder's notice. We recommend that any shareholder who wishes to make a nomination for director review our Constitution, which we have previously publicly filed with the SEC and is also available, without charge, from our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

Meetings of the Board and Committees, Meeting Attendance and Shareholder Meeting Attendance

During our fiscal year 2017, our Board met four times, our Audit Committee met seven times, our Compensation Committee met five times, and our Nominating and Corporate Governance Committee met three times.

During our fiscal year 2017, each of our directors attended at least 75% of all meetings of the Board and committees of the Board of which the director was a member.

We encourage all of our directors and nominees for director to attend our annual general meetings of shareholders; however, attendance is not mandatory. All of our directors attended our annual general meeting of shareholders in 2017.

Other Corporate Governance Matters

Corporate Governance Guidelines. As a part of our Board's commitment to enhancing shareholder value over the long term, our Board has adopted Corporate Governance Guidelines. Our Corporate Governance Guidelines cover, among other topics, board composition, director independence, new director orientation and continuing education, annual Board performance evaluations, Board and director responsibilities, director access to management and independent advisors, Board committees and director compensation. Our Corporate Governance Guidelines are available on our website at http://ir.prothena.com.

Majority Voting for Election of Directors. Our directors are elected by the affirmative vote of a majority of the votes cast by our shareholders at an annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to our Board. Accordingly, there is no “holdover” rule under Irish law or our Constitution.

Staggered Board. Our Board is divided into three groups and our Constitution requires that at least one-third (which, if not a round number, is rounded to the number which is nearest to and less than one-third) of the directors must stand for re-election at each annual general meeting, and that directors must stand for re-election no later than the third annual general meeting subsequent to their election or appointment to the Board. However, under Irish law and our Constitution, our directors may be removed at any time with or without cause by the affirmative vote of a majority of the votes cast by shareholders. Under Irish law, shareholders holding 10% or more of the total voting rights of the Company can at any time requisition an extraordinary general meeting (i.e., a special meeting) to vote on the removal of any or all of our directors and, if desired, the appointment of replacement directors.

Shareholder Ability to Call Extraordinary Meetings. As noted above, Irish law provides that shareholders holding 10% or more of the total voting rights can at any time request that the directors call an extraordinary general meeting. The shareholders who wish to request an extraordinary general meeting must deliver to our principal executive office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of

2018 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

them) may themselves convene a meeting within a specified period, but any meeting so convened cannot be held after the expiration of three months from the date of delivery of the request.

Compensation Governance. We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation governance practices are described in this Proxy Statement under the heading Compensation Discussion and Analysis - Executive Summary - Compensation Governance and Best Practices.

Code of Conduct. We have a Code of Conduct that applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct is available on our website at http://ir.prothena.com. We will provide to any person without charge, upon request, a copy of that Code of Conduct; such a request may be made by sending it to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland. If we make any amendment to, or waiver from, a provision of our Code of Conduct that we are required to disclose under SEC rules, we intend to satisfy that disclosure requirement by posting such information on our website at http://ir.prothena.com.

Anti-Hedging/Pledging Policies. Our Code of Conduct expressly prohibits our directors, executive officers and employees from engaging in speculative transactions in Company securities, including short sales, transactions in put or call options, hedging transactions and other inherently speculative transactions. We also have an Insider Trading Compliance Policy that further prohibits our directors, executive officers and employees from entering into any form of hedging or monetization transaction with respect to Company securities and from pledging such securities as collateral for any loans, including purchasing any Company securities on margin.

Shareholder Communications with the Board. Any shareholder who desires to communicate with the Board or any specified individual director, may do so by directing such correspondence to the attention of our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland. The Company Secretary will forward the communication to the Board members or individual director as appropriate.

2018 PROXY STATEMENT

DIRECTOR COMPENSATION

Our non-employee directors, other than the Chairman of the Board, each receive an annual cash retainer fee of $60,000. Our Chairman receives an annual cash retainer fee of $90,000. In addition, all of our non-employee directors who serve on or chair a Board committee receive the following annual committee fees:

Committee	Chair	Other Member
Audit Committee	$20,000	$9,000
Compensation Committee	15,000	6,000
Nominating and Corporate Governance Committee	10,000	5,000

All of these fees are paid in quarterly installments.

Each of our non-employee directors is awarded annually, on the first business day following each annual general meeting of the shareholders, a NQSO (nonqualified stock option) to acquire 12,000 of the Company's ordinary shares. These options vest on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of shareholders (subject to continuous service as a director until such vesting date, except in the event of certain terminations of service) and has a ten year term.

Any new non-employee director is awarded, on the first business day following the date of initial appointment or election to the Board, a nonqualified stock option to acquire 20,000 of the Company's ordinary shares. This option vests in equal annual installments over three years following the grant date with the final year vesting date being the earlier of the third anniversary of the grant date or the day prior to the annual general meeting of shareholders for that year (subject to continuous service as a director until each such vesting date, except in the event of certain terminations of service) and has a ten year term.

All of these options are awarded under our Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”) and have a per share exercise price equal to the closing market price of our ordinary shares on the date of grant.

Our sole non-independent director, Dr. Kinney (our President and Chief Executive Officer), does not receive any additional compensation for his service on our Board.

The following table sets forth the compensation paid to our non-employee directors for our fiscal year 2017.

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Lars G. Ekman	91,871	435,067	526,938
Richard T. Collier	73,933	435,067	509,000
Shane M. Cooke	74,370	435,067	509,437
K. Anders O. Härfstrand	60,871	435,067	495,938
Christopher S. Henney	70,308	435,067	505,375
Dennis J. Selkoe	73,995	435,067	509,062
(1)	Consists of retainer, committee chair and committee service fees, as described in the narrative above.
(2)	Consists of nonqualified stock options awarded under the LTIP. These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected, see Note 10 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for our fiscal year 2017, filed with the SEC (our “Form 10-K”). The amounts reported represent the grant date fair value of options granted on May 18, 2017 to acquire 12,000 of the Company's ordinary shares, which options have an exercise price of $56.23 per share (the fair market value per share on the date of grant), vest on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of shareholders (subject to continuous service as a director until such vesting date) and have a ten year term.

As of the end of our fiscal year 2017, the total number of shares subject to outstanding option awards held by each non-employee director were as set forth in the following table. No other equity awards were held by our non-employee directors as of the end of our fiscal year 2017.

Name	Outstanding Option Awards (Shares)
Lars G. Ekman	137,000
Richard T. Collier	92,000
Shane M. Cooke	92,000
K. Anders O. Härfstrand	57,000
Christopher S. Henney	56,100
Dennis J. Selkoe	45,500

2018 PROXY STATEMENT

PROPOSAL NO. 2
RATIFICATION, IN A NON-BINDING VOTE, OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR 2018 AND AUTHORIZATION, IN A BINDING VOTE, OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO APPROVE THE REMUNERATION OF THAT AUDITOR

The Audit Committee is responsible for the appointment of our independent accounting firm. The Audit Committee has appointed KPMG LLP, a registered public accounting firm, as our independent accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2018, and our shareholders are being asked to ratify that appointment and authorize the Board of Directors, acting through its Audit Committee, to approve the remuneration of KPMG LLP as our auditor. Neither our Constitution nor Irish law requires shareholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm. Our Board is nonetheless submitting the appointment of KPMG LLP to our shareholders for ratification, in a non-binding vote, as a matter of good governance practice. The Board is also requesting that shareholders authorize, in a binding vote, the Board, acting through its Audit Committee, to approve the remuneration of KPMG LLP as our auditor.

If our shareholders fail to ratify such appointment of KPMG LLP, the Audit Committee will reconsider whether or not to retain KPMG LLP, but may still determine to maintain its appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2018. Even if the appointment of KPMG LLP is ratified by our shareholders, the Audit Committee may appoint a different independent registered public accounting firm at any time if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

KPMG LLP has audited our financial statements since the year ended December 31, 2012. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to KPMG

The following table sets forth fees paid to KPMG LLP for services provided to the Company for our fiscal years ended December 31, 2017 and 2016.

	Year Ended December 31,
	2017	2016
Audit Fees(1)	$794,457	$720,741
Audit-Related Fees	—	—
Tax Fees(2)	92,413	70,450
All Other Fees	—	—
Total Fees	$886,870	$791,191
(1)	Consists of fees and out-of-pocket expenses related to the audits for our annual financial statements, reviews of our quarterly financial statements, audits of our Irish statutory accounts, and comfort letters and consents relating to registration statements.
(2)	Consists of fees and out-of-pocket expenses for tax consultation and compliance services.

2018 PROXY STATEMENT

PROPOSAL NO. 2 − RATIFICATION OF APPOINTMENT OF AUDITOR

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures requiring that the Company obtain the Committee's pre-approval of all audit and permissible non-audit services to be provided by the Company's independent registered public accounting firm. Under those policies and procedures, all such services must be pre-approved by the Committee (although certain services may be pre-approved by the

Chairman of the Committee with Committee ratification at the next Committee meeting). Before pre-approving services, the Committee considers the estimated fees for those services and whether those services might impair KPMG LLP's independence. Pursuant to these policies and procedures, the Audit Committee pre-approved all services provided by KPMG LLP for our fiscal years 2017 and 2016.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION,
IN A NON-BINDING VOTE, OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR 2018 AND AUTHORIZATION,
IN A BINDING VOTE, OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT
COMMITTEE, TO APPROVE THE REMUNERATION OF THAT AUDITOR.

2018 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

The primary purpose of the Audit Committee is to oversee the Company's financial reporting processes on behalf of our Board. The Audit Committee's functions are more fully described in its charter, which is available on our website at http://ir.prothena.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2017.

The Audit Committee reviewed and discussed with KPMG LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee discussed with KPMG LLP their independence, and received from KPMG LLP and reviewed the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the Audit Committee discussed with KPMG LLP, with and without management present, the scope and results of KPMG LLP's audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the U.S. Securities and Exchange Commission.

Shane M. Cooke (Committee Chairman)
Richard T. Collier
Christopher S. Henney

2018 PROXY STATEMENT

PROPOSAL NO. 3
APPROVAL, IN A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS NAMED IN THIS PROXY STATEMENT (“SAY-ON-PAY”)

Summary

We are providing our shareholders with the opportunity to vote on a resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers - our Chief Executive Officer, our Chief Financial Officer and our other three most highly compensated executive officers. This advisory shareholder vote pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 - commonly known as “Say-on-Pay” - gives our shareholders the opportunity to endorse or not endorse the named executive officer compensation as described and explained in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures in this Proxy Statement. We encourage you to carefully review that information.

We believe that the compensation of our named executive officers for fiscal year 2017 was aligned with the Company's performance during 2017. As is described in the Compensation Discussion and Analysis:

•	We Made Significant Advances in our R&D Pipeline. During fiscal year 2017, we made significant progress in advancing our drug candidate programs:
○	NEOD001 is our investigational monoclonal antibody for the potential treatment of AL amyloidosis. We completed enrollment in both the Phase 2b PRONTO study and the Phase 3 VITAL Amyloidosis Study of NEOD001 - and in fact over-enrolled each of those studies. We also generated and presented to the scientific community new research on the important role of the cardiac biomarker NT-proBNP in both the biological and clinical features of AL amyloidosis.
○	PRX002/RG7935 is our investigational monoclonal antibody for the potential treatment of Parkinson's disease and other related synucleinopathies. Together with Roche, with whom we have a worldwide collaboration for PRX002/RG7935, we presented results of the Phase 1b study that supported the advancement of clinical development of PRX002/RG7935 into Phase 2 development. The global Phase 2 PASADENA study in patients with early Parkinson's disease was then initiated in 2017, and Prothena earned a $30 million milestone payment from Roche upon the initiation of that study.

○	PRX004 is our investigational monoclonal antibody for the potential treatment of ATTR amyloidosis. We made significant progress on preclinical development of PRX004 toward initiation of a Phase 1 multiple ascending dose clinical study expected to commence by mid-2018.
○	PRX003 is our investigational monoclonal antibody for the potential treatment of inflammatory diseases. While a Phase 1b study of PRX003 in patients with psoriasis met the primary safety, tolerability and pharmacodynamic objectives of the study, the clinical results of the study did not meet our pre-specified criteria for evidence of a well-defined relationship between biological activity and meaningful clinical effects in psoriasis, and we therefore chose to not advance PRX003 into mid-stage clinical development for psoriasis or psoriatic arthritis as previously planned.
•	We Advanced our Discovery Pipeline. During fiscal year 2017, we announced a number of discovery-stage programs targeting proteins implicated in diseases across the neuroscience and orphan disease categories, including Aβ (amyloid beta) and tau, implicated in Alzheimer’s disease and other neurodegenerative disorders, and LECT2, implicated in ALECT2 amyloidosis.
•	We Significantly Strengthened our Cash Position. During fiscal year 2017, we significantly strengthened the Company's balance sheet through careful cash management as well as a successful equity offering. Our 2017 cash “burn” from operating and investing activities was $134.7 million, well below the low end of our post-offering guidance of $160-170 million, while still allowing us to progress our multiple development programs as described above. We finished 2017 with $421.7 million in cash, cash equivalents and restricted cash, well above the high end of our post-offering guidance of $370-380 million and providing a solid financial foundation for continuing to advance the Company's multiple programs.

2018 PROXY STATEMENT

PROPOSAL NO. 3 − “SAY-ON-PAY”

Board Recommendation

Our Board believes that the information provided above and in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures in this Proxy Statement demonstrate that our executive compensation programs were designed appropriately and are working to ensure that our management's interests are aligned with our shareholders' interests and support long-term value creation, and that those interests were well-served in fiscal year 2017. Accordingly, we are asking shareholders to approve the following non-binding advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Prothena Corporation plc (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures set forth in this Proxy Statement.

The vote on this Proposal No. 3 is advisory, and therefore not binding on the Company, our Board or its Compensation Committee. Although non-binding, our Board and its Compensation Committee will review and consider the voting on this Proposal No. 3 when making future decisions regarding compensation of our named executive officers. Unless our Board modifies its determination on the frequency of future “Say-on-Pay” advisory votes, the next “Say-on-Pay” advisory vote will be held at the next annual general meeting of our shareholders, in 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS.

2018 PROXY STATEMENT

PROPOSAL NO. 4
APPROVAL OF THE PROTHENA CORPORATION PLC 2018 LONG TERM INCENTIVE PLAN

Summary

On February 21, 2018, our Board adopted, subject to shareholder approval, the Prothena Corporation plc 2018 Long Term Incentive Plan (the “2018 LTIP”). The 2018 LTIP is intended to replace our Amended and Restated 2012 Long Term Incentive Plan (the “2012 LTIP”). Upon shareholder approval of the 2018 LTIP, the 2018 LTIP will become effective and will supersede and replace in its entirety the 2012 LTIP, and no further awards will be granted under the 2012 LTIP; however, the terms and conditions of the 2012 LTIP will continue to govern any outstanding awards granted thereunder. If the 2018 LTIP is not approved by our shareholders, it will not become effective, the 2012 LTIP will continue in effect, and we may continue to grant awards under the 2012 LTIP, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Employees and consultants of the Company, its subsidiaries and affiliates, as well as members of our Board, are eligible to receive awards under the 2018 LTIP. The 2018 LTIP provides for the grant of options, including incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”), share appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), performance bonus awards, performance share units awards, other share or cash-based awards and dividend equivalents to eligible individuals.

The number of shares available for issuance under 2018 LTIP is equal to the sum of (a) 1,800,000 shares, (b) any shares that are available for issuance under the 2012 LTIP as of the effective date of the 2018 LTIP, and (c) any shares subject to issued and outstanding awards under the 2012 LTIP that expire, are cancelled or otherwise terminate following the effective date of the 2018 LTIP (which will be the date shareholders approve the 2018 LTIP).

Approval of the 2018 LTIP will constitute approval pursuant to the shareholder approval requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), relating to ISOs.

Key Features of the 2018 LTIP

The 2018 LTIP reflects a broad range of compensation and governance best practices, including the following:

•	Automatic acceleration of awards only if not assumed or substituted. The 2018 LTIP provides that awards will automatically accelerate upon a change in control only if not assumed or substituted, and further that any such performance-based awards will vest based on the higher of (a) actual performance as of the change in control, or (b) target performance, prorated based on a shortened performance period as of the change in control.
•	Prohibition of liberal share recycling on all awards. The 2018 LTIP prohibits any shares withheld for taxes on all awards from being added back to the share reserve, in addition to prohibiting other practices considered to be liberal share recycling with respect to options and SARs.
•	Minimum vesting requirements. Subject to limited exceptions, no awards granted under the 2018 LTIP may vest until the first anniversary of the date of grant, and awards other than options and SARs made to our employees or consultants must become vested over a period of not less than three years.

•	Payment of dividends only if underlying awards vest. Under the 2018 LTIP, dividends and dividend equivalents may only be paid to the extent the underlying award vests.
•	No repricing of awards without shareholder approval. Under the 2018 LTIP, awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.
•	No evergreen feature/shareholder approval required for share reserve increases. The 2018 LTIP does not provide for an annual increase in the share reserve, and the 2018 LTIP may not be amended to increase the share reserve without shareholder approval.

2018 PROXY STATEMENT

PROPOSAL NO. 4 − 2018 LONG TERM INCENTIVE PLAN

Outstanding Awards Under the 2012 LTIP

As of March 12, 2018, 5,411,125 of our ordinary shares were subject to outstanding option awards under the 2012 LTIP, with a weighted average exercise price of $38.01 and a weighted average remaining term of 7.86 years, no ordinary shares were subject to any other types of outstanding awards and 1,175,708 ordinary shares remained available for future grant under the 2012 LTIP. The closing price of our ordinary shares on March 12, 2018 was $35.02 per share.

Why You Should Vote For the 2018 LTIP

In its determination to approve the 2018 LTIP, our Board reviewed an analysis prepared by Radford, its compensation consultant, which included an analysis of our historical share usage, certain burn rate metrics and the costs of the 2018 LTIP. Specifically, our Board considered the following:

•	As previously announced, we expect to announce in the second quarter of 2018 the topline results of our Phase 2b PRONTO study of NEOD001, our lead development program. If those results are positive, we expect to significantly increase our hiring and will need the requested share authorization under the 2018 LTIP to hire the necessary talent to meet our goals, and would expect that share authorization to provide us with enough shares for awards for approximately one year (until the annual meeting of our shareholders in 2019). If the Phase 2b PRONTO study results are not positive, we expect the share authorization under the 2018 LTIP to last for approximately two years (until the annual meeting of our shareholders in 2020), and possibly longer, depending on whether we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2018 LTIP could last for a shorter or longer time.
•	In determining the reasonableness of the 2018 LTIP share reserve, our Board considered our historic equity “burn rate.” In 2017, 2016 and 2015, we granted equity awards representing a total of approximately 1,566,800 shares,

1,508,725 shares and 1,155,300 shares, respectively, under the 2012 LTIP. This level of equity awards represents a three-year average burn rate of approximately 4.12% of weighted average ordinary shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year (without adjusting for forfeitures) by the weighted average ordinary shares outstanding during the fiscal year.

•	Our use of equity compensation is broad-based across our organization. All of our employees participate in the 2012 LTIP and we currently expect to continue this approach under the 2018 LTIP. During the past three fiscal years, our named executive officers received less than one-third of all equity awards under the 2012 LTIP.
•	Radford's analysis, which is based on generally accepted evaluation methodologies, concluded that the number of shares under the 2018 LTIP is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.

In light of the factors described above, and that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the 2018 LTIP is reasonable and appropriate at this time.

A summary of the principal provisions of the 2018 LTIP is set forth below. This summary is qualified by reference to the full text of the 2018 LTIP, which is attached as Appendix A to this Proxy Statement.

Administration

The 2018 LTIP may be administered by our Board, its Compensation Committee or such other committee of the Board as is designated by the Board (the “Committee”). To the extent required to comply with Rule 16b-3 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), it is intended that each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3. The Committee or our Board may delegate its powers under the 2018 LTIP to one or more members of the Board or one or more directors, officers or managers of the Company or any subsidiary, provided that no officer may be delegated the authority to grant awards to or amend awards held by senior executives of the Company who are subject to Section 16 of the Exchange Act or any officer or director to whom authority to grant or amend awards has been delegated. The Board, Committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

The plan administrator has the authority to administer the 2018 LTIP, including the power to determine eligibility, the types and sizes of awards, the price and vesting schedule of awards, the methods for settling awards, the method of payment for any exercise or purchase price, any rules and

2018 PROXY STATEMENT

PROPOSAL NO. 4 − 2018 LONG TERM INCENTIVE PLAN

regulations the plan administrator deems necessary to administer the 2018 LTIP, and the acceleration or waiver of any vesting restriction.

Eligibility

Persons eligible to participate in the 2018 LTIP include all members of our Board, currently comprised of six non-employee directors, approximately 125 employees (including seven executive officers) and approximately 30 consultants of the Company and its subsidiaries, in each case, as determined by the plan administrator.

Limitation on Awards and Shares Available

If our shareholders approve the 2018 LTIP, the number of ordinary shares authorized for issuance under the 2018 LTIP is equal to the sum of (a) 1,800,000 shares, (b) any shares that are available for issuance under the 2012 LTIP as of the effective date of the 2018 LTIP, and (c) any shares subject to issued and outstanding awards under the 2012 LTIP that expire, are cancelled or otherwise terminate following the effective date of the 2018 LTIP; provided, that no more than 2,500,000 shares may be issued pursuant to the exercise of ISOs. In addition, the aggregate number of shares available for issuance under the 2018 LTIP will be reduced by 1.5 shares (the “Fungible Share Counting Ratio”) for each share delivered in settlement of any awards other than an option, SAR or any other award for which the holder pays the intrinsic value existing as of the date of grant (each, a “Full Value Award”). The ordinary shares distributed pursuant to an award under the 2018 LTIP may be authorized but unissued shares, shares purchased by the Company on the open market or treasury shares.

If any shares subject to an award under the 2018 LTIP or any award under the 2012 LTIP are forfeited, expire or are settled for cash, any shares deemed subject to such award (taking into account the Fungible Share Counting Ratio with respect to Full Value Awards) may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2018 LTIP. However, the following shares may not be used again for grant under the 2018 LTIP: (1) shares tendered or withheld to satisfy the exercise price of an option; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award; (3) shares subject to an SAR that are not issued in connection with the share settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. Awards granted under the 2018 LTIP in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the 2018 LTIP.

Under the 2018 LTIP, awards granted to employees or consultants of the Company, other than options and SARs, must vest over a period of not less than three years measured from the date of grant or, in the case of performance-vesting awards, a period of not less than one year measured from the beginning of the applicable performance period, provided that the award agreement may provide that such vesting restrictions may lapse or be waived upon a participant's termination of service. The Company has committed to extending this minimum vesting requirement to members of our Board.

In addition, awards granted under the 2018 LTIP must vest no earlier than one year measured from the date of grant and no award agreement shall reduce or eliminate such minimum vesting requirement, provided that an award may provide that such minimum vesting restrictions may lapse or be waived upon a participant's termination of service. In addition, up to an aggregate of five percent of the number of shares available for issuance under the 2018 LTIP as of its effective date may be granted without regard to the foregoing minimum vesting requirement. For the purposes of awards to non-employee directors, a vesting period shall be deemed to be one year if it runs from the date of one annual meeting of our shareholders to the next annual meeting of our shareholders.

Awards

The 2018 LTIP provides for the grant of ISOs, NQSOs, SARs, restricted shares, RSUs, performance bonus awards, performance share units awards, dividend equivalents and other share or cash-based awards. All awards under the 2018 LTIP will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. No fractional shares shall be issued or delivered pursuant to the 2018 LTIP or any award thereunder.

Options. Options provide for the purchase of ordinary shares in the future at an exercise price set on the grant date. ISOs,

2018 PROXY STATEMENT

PROPOSAL NO. 4 − 2018 LONG TERM INCENTIVE PLAN

by contrast to NQSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of an option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of an option may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders). Vesting conditions determined by the plan administrator may apply to options and may include continued service, performance and/or other conditions.

Share Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of an SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of an SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the 2018 LTIP will be settled in cash or ordinary shares, or in a combination of both, as determined by the plan administrator.

Restricted Shares. A restricted share award is an award of nontransferable ordinary shares that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted shares may not be sold or otherwise transferred until restrictions are removed or expire. Participants holding restricted shares will have voting rights and will have the right to receive dividends; however, dividends may not be paid until the applicable restricted shares vests.

Restricted Share Units. RSUs are contractual promises to deliver ordinary shares (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the participant may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable ordinary share (or the fair market value of one such share in cash) for each vested and nonforfeited RSU.

Performance Share Units and Performance Bonus Awards. Performance share unit awards are denominated in shares or unit equivalents, and performance bonus awards are denominated in cash. Each may be linked to one or more performance or other criteria as determined by the plan administrator.

Other Share or Cash Based Awards. Other share or cash based awards are awards of cash, fully vested ordinary shares and other awards valued wholly or partially by referring to, or otherwise based on, our ordinary shares. Other share or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other share or cash based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on our ordinary shares and may be granted alone or in tandem with awards other than options or SARs. Dividend equivalents may accrue on awards, but shall not be payable unless and until the applicable award vests.

Amendment and Termination

Our Board may amend or terminate the 2018 LTIP at any time; however, except in connection with certain changes in our capital structure, shareholder approval will be required for any amendment that increases the aggregate number of shares available under the 2018 LTIP, “reprices” any option or SAR, or cancels any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. In addition, no amendment, suspension or termination of the 2018 LTIP may, without the consent of the affected participant, materially and adversely affect the participant’s rights. No award may be granted pursuant to the 2018 LTIP after the tenth anniversary of the date the 2018 LTIP was adopted by our Board.

2018 PROXY STATEMENT

PROPOSAL NO. 4 − 2018 LONG TERM INCENTIVE PLAN

Corporate Transactions

The plan administrator has broad discretion to take action under the 2018 LTIP, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our ordinary shares, such as share dividends, share splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2018 LTIP and outstanding awards.

If a Change in Control of the Company occurs (as defined in the 2018 LTIP), all outstanding options and SARs that are not exercised shall be assumed or substituted by the surviving corporation and other outstanding awards shall be converted into similar awards of the surviving corporation. If the surviving corporation refuses to assume or substitute for an award, the award shall accelerate and become fully vested and exercisable upon the Change in Control and all restrictions on the award shall lapse, provided that any awards subject to performance-based vesting will vest based on the greater of (a) actual performance as of the Change in Control, or (b) target performance, prorated based on a shortened performance period ending as of the Change in Control.

U.S. Federal Income Tax Consequences

With respect to NQSOs, the Company is generally entitled to deduct and the optionee recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction.

With respect to ISOs, if applicable holding period requirements are met (i.e., the shares acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise), the participant will not recognize taxable income at the time of exercise of the ISO. However, the excess of the fair market value of the ordinary shares received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of such shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements described above are not met, the ISO will be treated as one which does not meet the requirements of the Code for ISOs and the tax consequences described for NQSOs will apply, although the amount of income recognized by the participant will be the lesser of (a) the excess of the fair market value of the shares at the time of exercise over the exercise price, or (b) the excess of the amount realized on the disposition over the exercise price.

The current federal income tax consequences of other awards authorized under the 2018 LTIP generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NQSOs; nontransferable restricted shares subject to a substantial risk of forfeiture and RSUs will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted shares, the recipient elects to accelerate recognition as of the date of grant); share-based performance awards, dividend equivalents and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

2018 PROXY STATEMENT

PROPOSAL NO. 4 − 2018 LONG TERM INCENTIVE PLAN

New Plan Benefits

Other than with respect to annual grants of options to our non-employee directors that will be made immediately following the date of the Annual Meeting, all future awards under the 2018 LTIP (assuming it is approved by our shareholders) are subject to the discretion of the plan administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2018 LTIP (although the Grants of Plan-Based Awards — Fiscal Year 2017 table in this Proxy Statement describes all equity awards granted to our named executive officers during our fiscal year ended December 31, 2017 under the 2012 LTIP). Therefore, the table below provides information only for our non-employee directors.

Name and Position	Dollar Value ($)	Number of Shares Underlying Option Grants (#)
Gene G. Kinney, Ph.D., President and Chief Executive Officer, Director	—	—
Tran B. Nguyen, Chief Financial Officer	—	—
Sarah B. Noonberg, M.D., Ph.D., former Chief Medical Officer	—	—
A. W. Homan, Chief Legal Officer	—	—
Tara Nickerson, Ph.D., Chief Business Officer	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group(1)	—	72,000
All employees who are not executive officers as a group	—	—
(1)	Our non-employee director compensation policy provides that, unless otherwise determined by our Board, each non-employee director will receive an annual NQSO for 12,000 shares, which will be granted on the first business day after the Annual Meeting and vest on the earlier of the first anniversary of the grant date or the day prior to the next annual general meeting of our shareholders, subject to continuous service as a director until such vesting date, except in the event of certain terminations of service. We anticipate that such annual grants will continue to be made after each annual general meeting of our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
THE 2018 LONG TERM INCENTIVE PLAN.

2018 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our ordinary shares as of March 12, 2018 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;
•	each of our directors;
•	each of our executive officers named in the Summary Compensation Table below; and
•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each beneficial owner named below is c/o Prothena Corporation plc, Adelphi Plaza, Upper George's Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)
	Shares	Shares Acquirable Within 60 Days(2)	Total Shares Deemed Beneficially Owned	Percent of Outstanding Shares(3)
5% Shareholders:
Entities Associated with Woodford Investment Management Ltd(4) 9400 Garsington Road Oxford OX4 2HN, United Kingdom	11,528,614	—	11,528,614	29.9%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, MD 21202, U.S.A.	6,103,759	—	6,103,759	15.8%
Entities Associated with Fidelity Investments(6) 245 Summer Street Boston, MA 02210, U.S.A.	5,767,014	—	5,767,014	15.0%
Entities Associated with Wellington Management Group LLP(7) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210, U.S.A.	3,221,394	—	3,221,394	8.4%
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10055, U.S.A.	2,968,672	—	2,968,672	7.7%
Vanguard Specialized Funds - Vanguard Health Care Fund (9) 100 Vanguard Blvd. Malvern, PA 19355, U.S.A.	2,150,294	—	2,150,294	5.6%

Directors and Named Executive Officers:
Lars G. Ekman	243	125,000	125,243	*
Richard T. Collier	1,219	80,000	81,219	*
Shane M. Cooke	—	80,000	80,000	*
K. Anders O. Härfstrand	—	35,000	35,000	*
Christopher S. Henney	—	44,100	44,100	*
Dennis J. Selkoe(10)	4,208	33,500	37,708	*
Gene G. Kinney	2,793	308,448	311,241	*
Tran B. Nguyen	3,200	295,624	298,824	*
Sarah B. Noonberg	—	—	—	*
A. W. Homan(11)	2,000	142,811	144,811	*
Tara Nickerson	2,000	131,770	133,770	*
All 13 directors and executive officers as a group	15,663	1,424,517	1,440,180	3.7%
*	Represents beneficial ownership of less than one percent of the Company's issued and outstanding ordinary shares.
(1)	Represents ordinary shares. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in this table have sole voting and sole dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

2018 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)	For purposes of this table, a person is deemed to have beneficial ownership of our ordinary shares which such person has the right to acquire on or within 60 days after March 12, 2018. The shares reported in this column consist solely of shares that may be acquired by exercise of NQSOs (nonqualified stock options) granted under our Amended and Restated 2012 Long Term Incentive Plan.
(3)	The percentage of outstanding shares is based on the 38,564,428 ordinary shares issued and outstanding on March 12, 2018. However, for purposes of computing the percentage of outstanding ordinary shares beneficially owned by each person or group of persons, any shares which such person or group of persons has a right to acquire on or within 60 days after March 12, 2018 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person.
(4)	As reported on Amendment No. 5 to Schedule 13G filed with the SEC on February 13, 2018 by Woodford Investment Management Ltd (“WIM”) and Neil Woodford (Head of Investments for WIM), Amendment No. 3 to Schedule 13G filed with the SEC on February 13, 2018 by CF Woodford Equity Income Fund (the “Woodford Fund”), and Amendment No. 3 filed with the SEC on February 13, 2018 by Woodford Patient Capital Trust (the “Woodford Trust”). The Woodford Fund holds shared voting and dispositive power of 7,684,790 ordinary shares. WIM is the manager of the Woodford Fund and WIM and Mr. Woodford may be deemed to be the beneficial owner of the ordinary shares beneficially owned by the Woodford Fund. The Woodford Fund may also be deemed to be beneficial owner of such ordinary shares because the Management Agreement between the Woodford Fund and WIM may be terminated at any time upon 60 days' notice. The Woodford Trust holds shared voting and dispositive power over 2,550,408 ordinary shares. WIM is the manager of the Woodford Trust and may be deemed to be the beneficial owner of the ordinary shares beneficially owned by the Woodford Trust. WIM and Mr. Woodford each hold shared voting and dispositive power of 11,528,614 ordinary shares. WIM is an investment manager, authorized and regulated by the Financial Conduct Authority of the United Kingdom, in the business of investment management. Mr. Woodford, as a controlling person of WIM, may be deemed to have beneficial ownership of the securities beneficially owned by WIM.
(5)	As reported on Amendment No. 7 to Schedule 13G filed with the SEC on January 10, 2018 by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates has sole voting power over 1,053,455 ordinary shares and sole dispositive power over 6,103,759 ordinary shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time.
(6)	As reported on Amendment No. 6 to Schedule 13G filed with the SEC on February 13, 2018 by FMR LLC (“FMR”), Abigail P. Johnson and Fidelity Growth Company Fund. FMR has sole voting power over 1,304,196 ordinary shares and Fidelity Growth Company Fund has sole voting power over 2,142,368 ordinary shares. Ms. Johnson and members of the Johnson family control 49% of FMR and have shared voting and dispositive power over the shares listed herein. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of ordinary shares. FMR Co. Inc., beneficially owns more than five percent of the ordinary shares reported herein.
(7)	As reported on Amendment No. 7 to Schedule 13G filed with the SEC on February 8, 2018 by Wellington Management Group LLP (“Wellington Management”), Wellington Group Holdings LLP (“Wellington Holdings”), Wellington Investment Advisors Holdings LLP (“Wellington Advisors”) and Wellington Management Company LLP (“Wellington Company”). These shares are owned of record by clients of Wellington Company, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, Wellington Management Australia Pty Ltd (collectively, the “Wellington Investment Advisors”). Wellington Advisors controls directly, or indirectly through Wellington Management Global Holdings Ltd., the Wellington Investment Advisors. Wellington Advisors is owned by Wellington Holdings and Wellington Holdings is owned by Wellington Management. The clients of the Wellington Investment Advisors have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities, except for Vanguard Health Care Fund. Each of Wellington Management, Wellington Holdings and Wellington Advisors has shared voting power over 998,501 ordinary shares and shared dispositive power over 3,221,394 ordinary shares. Wellington Company has shared voting power over 985,893 ordinary shares and shared dispositive power over 3,155,978 ordinary shares.
(8)	As reported on Amendment No. 3 to Schedule 13G filed with the SEC on January 30, 2018 by BlackRock Inc. BlackRock, Inc. is a parent holding company/control person that has sole voting power over 2,890,871 ordinary shares and sole dispositive power over 2,968,672 ordinary shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the ordinary shares reported herein; no one person's interest in the shares is more than five percent of the total outstanding ordinary shares. The subsidiaries holding the ordinary shares reported herein are BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC, BlackRock Japan Co. Ltd. and BlackRock (Luxembourg) S.A.
(9)	As reported on Amendment No. 3 to Schedule 13G filed with the SEC on February 2, 2018 by Vanguard Specialized Funds - Vanguard Health Care Fund.
(10)	Includes 2,845 ordinary shares held by Dr. Selkoe and 1,363 ordinary shares held by Dr. Selkoe's spouse.
(11)	Includes 2,000 ordinary shares held in the Homan Family Trust dated September 21, 2000, of which Mr. Homan and his spouse are co-trustees.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during our fiscal year 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

In this section we provide an explanation and analysis of the material elements of the compensation provided to our chief executive officer, chief financial officer and other three most highly compensated employees who were serving as executive officers at the end of our fiscal year 2017 (collectively referred to as our “named executive officers”). Those named executive officers were:

•	Gene G. Kinney, Ph.D., our President and Chief Executive Officer;
•	Tran B. Nguyen, our Chief Financial Officer;
•	Sarah B. Noonberg, M.D., Ph.D., our Chief Medical Officer;
•	A. W. Homan, our Chief Legal Officer; and
•	Tara Nickerson, Ph.D., our Chief Business Officer.

Dr. Noonberg was hired as our Chief Medical Officer in May 2017; she resigned from that position in February 2018.

Executive Summary: Fiscal Year 2017 Company Performance and Key Pay Decisions

2017 Performance Highlights. We are a global, late-stage clinical biotechnology company establishing fully integrated research, development and commercial capabilities and focused on advancing new therapies in the neuroscience and orphan disease categories. Our executive compensation programs are designed to reward superior performance and provide consequences for under-performance. We believe that compensation of our named executive officers for fiscal year 2017 was aligned with the Company's performance during 2017. Highlights of that performance include:

•	We Made Significant Advances in our R&D Pipeline. During fiscal year 2017, we made significant progress in advancing our drug candidate programs:
○	NEOD001 is our investigational monoclonal antibody for the potential treatment of AL amyloidosis. We completed enrollment in both the Phase 2b PRONTO study and the Phase 3 VITAL Amyloidosis Study of NEOD001 - and in fact over-enrolled each of those studies. We also generated and presented to the scientific community new research on the important role of the cardiac biomarker NT-proBNP in both the biological and clinical features of AL amyloidosis.
○	PRX002/RG7935 is our investigational monoclonal antibody for the potential treatment of Parkinson's disease and other related synucleinopathies. Together with Roche, with whom we have a worldwide collaboration for PRX002/RG7935, we presented results of the Phase 1b study that supported the advancement of clinical development of PRX002/RG7935 into Phase

2 development. The global Phase 2 PASADENA study in patients with early Parkinson's disease was then initiated in 2017, and Prothena earned a $30 million milestone payment from Roche upon the initiation of that study.

○	PRX004 is our investigational monoclonal antibody for the potential treatment of ATTR amyloidosis. We made significant progress on preclinical development of PRX004 toward initiation of a Phase 1 multiple ascending dose clinical study expected to commence by mid-2018.
○	PRX003 is our investigational monoclonal antibody for the potential treatment of inflammatory diseases. While a Phase 1b study of PRX003 in patients with psoriasis met the primary safety, tolerability and pharmacodynamic objectives of the study, the clinical results of the study did not meet our pre-specified criteria for evidence of a well-defined relationship between biological activity and meaningful clinical effects in psoriasis, and we therefore chose to not advance PRX003 into mid-stage clinical development for psoriasis or psoriatic arthritis as previously planned.
•	We Advanced our Discovery Pipeline. During fiscal year 2017, we announced a number of discovery-stage programs targeting proteins implicated in diseases across the neuroscience and orphan disease categories, including Aβ (amyloid beta) and tau, implicated in Alzheimer's disease and other neurodegenerative disorders, and LECT2, implicated in ALECT2 amyloidosis.

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COMPENSATION DISCUSSION AND ANALYSIS

•	We Significantly Strengthened our Cash Position. During fiscal year 2017, we significantly strengthened the Company's balance sheet through careful cash management as well as a successful equity offering. Our 2017 cash “burn” from operating and investing activities was $134.7 million, well below the low end of our post-offering guidance of $160-170 million, while still allowing us to progress our multiple research and development programs as described above. We finished 2017 with $421.7 million in cash, cash equivalents and restricted cash, well above the high end of our post-offering guidance of $370-380 million, providing a solid financial foundation for continuing to advance the Company's multiple programs.

2017 Compensation Highlights. We seek to provide fair and competitive compensation for our executive officers, while emphasizing at-risk pay tied to performance in the form of annual bonuses and long-term equity incentives. Highlights of our 2017 executive compensation program reflected this and include the following:

•	Base Salaries Positioned at or Below Market Median. With respect to our named executive officers continuing from 2016, our Compensation Committee (the “Committee”) approved adjustments to base salaries in the range of 4.7% to 9.5%, which positioned them at or below approximately the 50th percentile of the market data (i.e., our peer companies). Dr. Noonberg's base salary was set at the time of her hire following the Committee's review of market data for that position and negotiations with Dr. Noonberg.
•	Annual Bonuses Reflected 2017 Company Performance. The Committee determined not to change the target bonuses of our named executive officers continuing from 2016 from their respective levels in 2016. Dr. Noonberg's target bonus was set at the time of her hire at the same level as those of our other named executive officers, other than our CEO. For 2017, the Committee and the Board determined that overall Company performance relative to the pre-determined corporate objectives under our Incentive Compensation Plan was 100%, resulting in annual cash bonuses for our named executive officers at 100% of their targeted annual cash bonuses.

•	Equity as a Key Component of Compensation. As in past years, we made annual grants of stock options to our named executive officers (other than to Dr. Noonberg). We use stock options to link executive officer compensation directly to increases in the price of our ordinary shares, which directly reflects increased shareholder value. For 2017, our annual grants were around the 75th percentile of our peer data, which the Committee considered appropriate for the reasons explained below. Dr. Noonberg received a new-hire grant of stock options covering 100,000 shares of the Company following the Committee's review of peer data for that position and negotiations with Dr. Noonberg.

Commitment to Pay for Performance. Our executive compensation programs are designed to deliver pay that is tied to our corporate and individual performance. Accordingly, 90% of our CEO's and on average 87% of each of our other named executive officer's total targeted compensation for fiscal year 2017 (based on annual base salary, target cash bonus and grant date fair value of stock option awards) was in the form of annual cash incentives that are tied to actual performance against pre-determined strategic, operational and financial objectives, and stock options which align our named executive officers' interests with shareholders and foster long-term focus on the Company's objectives and retention.

Total Target Direct Compensation Focuses on “At Risk” Compensation. The charts below show the target mix of each element of the 2017 total targeted compensation for our CEO and for our other named executive officers in the aggregate, which show our strong emphasis on variable pay linked to actual performance.

CEO
Other NEOs
10%
6%
84%
13%
5%
82%
AT RISK - PERFORMANCE BASED
AT RISK - PERFORMANCE BASED
Salary
Target Cash Bonus
Option Grant Value

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key governance practices include the following:

What We Do	What We Do Not Do
Pay for performance. A significant percentage of total target compensation is pay at-risk that is connected to performance.
No guaranteed annual salary increases or bonuses. Our named executive officers' salary increases are based on individual evaluations, and their annual cash incentives are tied to corporate and individual performance.

Strong link between performance measures and strategic objectives. Performance measures for incentive compensation are linked to operating priorities designed to create long-term shareholder value.	No tax gross-ups. We do not provide any tax gross-ups to our named executive officers.
Independent compensation consultant. The Committee retains an independent compensation consultant to review our executive compensation program and practices.	No perquisites. We do not provide any perquisites or personal benefits to our named executive officers.
Annual comparator peer group review. The Committee, in conjunction with our compensation consultant, determines the makeup of our comparator peer group annually.	No executive retirement plans. We do not maintain an executive or supplemental retirement plans.
Long-Term Equity Vesting. All equity awards are subject to four-year vesting.	Repricing Prohibited. Our equity incentive compensation plan expressly prohibits repricing of equity awards and cash-buyouts of “underwater” awards.
Double-trigger change-in-control severance arrangements. All of our change-in-control severance arrangements have double triggers.
No hedging or pledging permitted. We prohibit our executive officers from engaging in speculative transactions in our ordinary shares, including short sales, transactions in put or call options, hedging transactions and other inherently speculative transactions; from entering into any form of hedging or monetization transactions; and from pledging our ordinary shares as collateral for loans.

Shareholder Approval of Executive Compensation

At the annual general meeting in 2017, our shareholders voted, in a non-binding advisory vote, to approve the compensation of our named executive officers - with an approval by over 99% of the votes cast at the meeting. The Committee reviewed the result of this advisory vote by shareholders on our executive compensation and, in light of the approval by substantially all of our shareholders, did not implement any fundamental or significant changes to our executive compensation programs as a result of the vote.

The Objective of Our Executive Compensation Programs

The principal objective of our executive compensation programs is to attract, retain, motivate and reward individuals with the executive experience and skills necessary for us to achieve our ultimate goal of increasing shareholder value. In order to do this, our executive compensation programs are designed to:

•	Attract and retain individuals of superior ability, experience and management talent;
•	Motivate and reward executives whose knowledge, skills and performance ensure continued success;
•	Align compensation with corporate strategies, business and financial objectives, operational needs and the long-term interests of our shareholders;
•	Ensure that elements of compensation do not encourage excessive risk-taking; and
•	Ensure that total compensation is fair, reasonable and competitive relative to both internal and external comparison points.

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COMPENSATION DISCUSSION AND ANALYSIS

How We Determine Executive Compensation

The Compensation Committee is Responsible for Executive Compensation. The Committee makes all decisions on compensation to our executive officers other than our CEO. In the case of our CEO, the Committee makes recommendations to the Board regarding his compensation, and the Board (excluding the CEO) makes all final decisions on his compensation. Information on the Committee is provided in this Proxy Statement under the heading Corporate Governance and Board Matters — Board Committees — Compensation Committee.

The Committee Utilizes a Compensation Consultant. The Committee annually retains an executive compensation consultant to assist the Committee in making informed decisions on executive officer compensation. The compensation consultant engaged by the Committee for the purpose of establishing fiscal year 2017 compensation was Radford, an AonHewitt Company. Radford was engaged directly by the Committee, after the Committee assessed Radford's independence from the Company and its management. This process is repeated annually before the Committee selects its executive compensation consultant for that year.

Radford was engaged by the Committee to prepare and present a data-based assessment of compensation programs for our executive officers, with comparisons to those of “peer” companies and input on their appropriateness in accomplishing the Committee's objectives. Radford was also asked to provide to the Committee specific recommendations on our executive compensation programs generally.

The Committee Selects a Peer Group. For purposes of their compensation assessments and decisions, the Committee has approved a “peer group” of companies to assist the Committee in its review of executive compensation. At the Committee's instruction, Radford used criteria based on (a) sector, stage of development and geography (with a focus on late stage biotechnology companies in Phase 2 and/or 3 clinical development working towards bringing a product to market, and on companies located in the San Francisco, California area or other biotechnology hub markets that reflect Prothena's talent market), (b) market capitalization (generally between 0.5 and 2.5 times Prothena's valuation, i.e., between $750 million and $4 billion), and (c) number of employees (under 250 employees); these criteria were used to develop a recommended list of peer companies, which Radford presented to the Committee and the Committee then considered, discussed and approved. The only change made to the criteria used for the previous year's peer group was to include companies with larger employee populations. In addition, certain of the peer group companies had been acquired, whereas other companies' market capitalizations had significantly changed such that they no longer met the Committee's criteria. As a result, Dermira, Intra-Cellular Therapies, Neurocrine Biosciences, Novavax, Ophthotech, Radius Health, Spark Therapeutics, Synergy Pharmaceuticals and Ultragenix were added to our peer group; and Celldex, Clovis Oncology, Enanta Pharmaceuticals, Epizyme, Kite Pharma, New Link Genetics and Relypsa were removed from our peer group. The peer group companies identified by Radford and considered, discussed and approved by the Committee to assist the Committee in its decisions on executive compensation for fiscal year 2017 were:

Acceleron Pharma Agios Pharmaceuticals Alder BioPharmaceuticals Amicus Therapeutics bluebird bio Cempra Dermira Dynavax Technologies	Intra-Cellular Therapies Juno Therapeutics MacroGenics Neurocrine Biosciences Novavax Ophthotech Portola Pharmaceuticals Puma Biotechnology	Radius Health Sage Therapeutics Sarepta Therapeutics Spark Therapeutics Synergy Pharmaceuticals Ultragenyx Pharmaceutical ZIOPHARM Oncology

At the time the Committee approved this 2017 peer group, the Company's market capitalization was at approximately the 70th percentile of the peer group's range of $600 million to $4.3 billion.

For competitive assessment purposes, Radford used executive compensation data publicly reported by these peer group companies (i.e., proxy statement data), as well as data from Radford's Global Life Science Survey of these peer group companies and other publicly-traded pre-commercial biotechnology companies with market capitalizations comparable to the Company (the Committee was not provided with the identities of the constituent companies included in this survey). Where there were adequate proxy statement data for a particular position, the proxy statement data were weighted roughly equally with Radford's survey data to develop the market data points presented to the Committee; and where there were not adequate proxy statement data for a position, only the survey data were used.

Radford's report to the Committee included a review of our existing executive compensation programs, practices, levels and arrangements; each executive officer's compensation relative to the market data; and our equity grant practices for

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all employees (not just executive officers) relative to the market data. Radford's report also provided recommendations on changes that might be made to our executive compensation programs generally and to each executive officer's compensation. Radford provided its written report in advance of a Committee meeting, at which the lead Radford consultant presented and responded to questions from the Committee.

The CEO Makes Recommendations. For fiscal year 2017, Dr. Kinney, our CEO, presented to the Committee his recommendations on compensation levels for the executive officers other than himself. Following completion of fiscal year 2017, Dr. Kinney provided his assessment of the performance of executive officers other than himself, both in general and with specific reference to the corporate objectives pre-established by the Committee for 2017.

The Committee or Board Makes Compensation Decisions. At the beginning of 2017, the Committee determined the structure of our executive officer compensation programs for that year, after receiving Radford's report and recommendations and receiving Dr. Kinney's recommendations on compensation for executive officers other than himself. Specifically, the Committee determined for each executive officer other than Dr. Kinney (a) any adjustment to his or her base salary, (b) his or her target annual cash bonus opportunity for 2017 and the corporate objectives for 2017, and (c) his or her annual stock option award for 2017.

In the case of Dr. Noonberg, her compensation was determined by the Committee in connection with her appointment as our Chief Medical Officer after the Committee reviewed the market data provided by Radford, as well as Dr. Kinney's recommendations following arm's length negotiations with Dr. Noonberg. Her compensation, including her base salary, target annual cash bonus opportunity and stock option award, was approved by the Committee.

In the case of Dr. Kinney, the Committee recommended to the full Board his base salary, his annual cash bonus opportunity for fiscal year 2017 and the 2017 corporate objectives upon which that bonus opportunity would be based, and his annual stock option award for 2017. In an executive session without Dr. Kinney present, the Board considered, discussed and approved the compensation recommended by the Committee with respect to Dr. Kinney.

After completion of fiscal year 2017, the Committee received Dr. Kinney's report on the Company's performance relative to the pre-established corporate objectives for 2017, as well as on the individual performance of each executive officer other than himself. The Company's Vice President, Human Resources (who is not an executive officer) participated in that Committee meeting, as did the lead Radford consultant. After receiving that report, the Committee determined the annual cash bonus to be paid to each executive officer other than Dr. Kinney for 2017.

After completion of fiscal year 2017, the Nominating and Corporate Governance Committee of the Board completed a review of Dr. Kinney's performance during 2017 (in a meeting with all other independent members of the Board present). The Compensation Committee, with the other independent members of the Board present, also met with the lead Radford consultant and the Vice President, Human Resources, to discuss Dr. Kinney's compensation. The Committee determined and recommended to the full Board (other than Dr. Kinney) Dr. Kinney's annual cash bonus for 2017 based on attainment of pre-established corporate objectives for 2017. In an executive session without Dr. Kinney present, the Board considered, discussed and approved the bonus amount recommended by the Committee.

Executive Compensation for Fiscal Year 2017

The three key elements of our executive officer compensation programs for fiscal year 2017 were: base salaries; annual cash bonuses; and long-term incentive compensation in the form of stock option awards. In addition, the Committee (or the Board) has approved arrangements providing for certain payments and benefits in the event of certain terminations of employment.

Base Salaries. Base salaries are intended to compensate our executive officers for serving as the senior members of our executive team. Salaries are also considered an important element of compensation necessary to retain the Company's executive officers in a competitive marketplace. To accomplish these objectives, the Committee reviews and sets base salaries annually, generally - but not always - positioning around the

50th percentile of the market data specific to each executive officer's position, which the Committee considers appropriate to accomplish the purposes of this element of executive compensation.

In determining base salaries for fiscal year 2017, at the beginning of that fiscal year, the Committee considered the market data provided by Radford - which showed that the named executive officers' base salaries were in the range of the 25th to 50th percentiles - and assessed each executive officer's experience, performance and criticality. Based on these considerations, the Committee approved adjustments to annual base salaries of our named executive officers (other than Dr. Kinney) in the range of 4.7% to 9.5%, which moved them to approximately the 50th percentiles as indicated by Radford's market data.

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COMPENSATION DISCUSSION AND ANALYSIS

The Committee made a recommendation to the Board, based on the same considerations described above, with respect to Dr. Kinney's base salary. The Committee recommended and the Board approved a 5.0% adjustment to his base salary, positioning him somewhat below the 50th percentile of the market data, which the Committee and Board deemed appropriate given their general philosophy of setting base salaries at around the 50th percentile of the market data.

The Committee approved Dr. Noonberg's base salary of $465,000 in connection with her commencement of employment as the Company's Chief Medical Officer in May 2017, following the Committee's review of market data for that position and negotiations with Dr. Noonberg. In approving Dr. Noonberg's base salary, the Committee also considered what compensation would be necessary to induce Dr. Noonberg to leave her then-position to join the Company.

Annual Cash Bonuses. Annual cash bonuses are intended principally to motivate executive officers to achieve pre-determined annual operational and financial (“corporate”) objectives set by the Committee and the Board to promote achievement of our business strategies and drive increases in shareholder value. The annual cash bonuses for our executive officers other than the CEO depend primarily on the Company's achievement of those corporate objectives, but also depend on individual performance. Our CEO's annual cash bonus depends exclusively on the Company's achievement of the pre-established corporate objectives. The Committee believes that broader corporate objectives are appropriate to ensure all executive officers are working together toward those goals, and that individual performance is in some cases an appropriate additional consideration to motivate and reward individual contributions to the Company's overall success. These cash bonus awards are made under our Incentive Compensation Plan (the “ICP”), and are shown in the Grants of Plan-Based Awards — Fiscal Year 2017 table below.

In determining the targeted annual cash bonus opportunity for each named executive officer at the beginning of 2017, the Committee considered Radford's market data on targeted annual cash bonus opportunity and total targeted annual cash compensation among our peers. The Committee also considered the experience, performance and criticality of each executive officer. Based on these considerations, the Committee determined each executive officer's targeted annual cash bonus. Because the Committee set base salaries that are generally around the 50th percentile, the resulting total targeted annual cash compensation for each executive officer fell within the range of the 50th to 75th percentiles, although the Committee did not necessarily target that range.

Targeted annual cash bonuses are expressed as a percentage of annual base salary. At the beginning of fiscal year 2017, the Committee determined not to change the target bonuses of our named executive officers continuing from 2016 from their respective levels in 2016. Specifically, the Committee recommended and the Board approved setting Dr. Kinney's targeted cash bonus at 60% of his base salary earned in 2017, and the Committee set the other named executive officers' targeted cash bonuses at 40% of their respective base salaries earned in 2017. In the case of Dr. Noonberg, her targeted cash bonus was set at the time of her appointment as Chief Medical Officer. The maximum cash bonus that could have been earned by the named executive officers was 150% of their respective target bonuses.

In setting these target and maximum bonus opportunities, the Committee determined that a higher target bonus opportunity for the CEO, relative to the other executive officers, was appropriate because of the position and responsibilities. The Committee set the bonus opportunities (as a percentage of base salary) for all of the other named executive officers as the same level, determining that the differences in their base salaries were sufficient to distinguish between their relative positions, experience and criticality.

Dr. Kinney's annual cash bonus for fiscal year 2017 depended 100% on the Company's performance relative to pre-established corporate objectives established by the Committee (and approved by the Board). The other named executive officers' annual cash bonuses for fiscal year 2017 depended 75% on those same corporate objectives and 25% on their respective individual performance, as determined by the Committee based on assessments by the CEO and the Committee's assessment of each executive officer's individual performance.

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COMPENSATION DISCUSSION AND ANALYSIS

For fiscal year 2017, the Committee (and the Board, with respect to Dr. Kinney) established pre-determined corporate objectives that it considered critical to the near- and long-term success of the Company. Those objectives were as follows, with the weightings shown. The Committee and Board considered most of these objectives moderately difficult to achieve, and some as “stretch” objectives that would be more difficult to achieve.

Objective	Weighting	Result
Research and Development - Progress our R&D portfolio to achieve the following milestones:	55%
For NEOD001, complete enrollment in the Phase 2b PRONTO study and the Phase 3 VITAL Amyloidosis Study		Exceeded
For PRX002, complete transfer of the Investigational New Drug (“IND”) application (with the U.S. Food and Drug Administration) to our collaboration partner Roche, initiate the Phase 2 study and submit a manuscript on the Phase 1b study

Met
For PRX003, complete the Phase 1b multiple ascending dose study		Met
For PRX004, complete an IND enabling toxicology study		Met
For Discovery, develop a misfolded TTR pharmacodynamic assay for clinical use and submit two manuscripts		Met
Manufacturing - Provide product supply for development programs:	20%
For NEOD001, ensure supply of materials for the Phase 2b PRONTO study and Phase 3 VITAL Amyloidosis Study and complete objectives relating to preparations for commercial scale-up		Largely Met
For PRX003, complete drug supply runs for possible Phase 2 study supply		Met
Commercial - Prepare for possible commercialization of NEOD001:	10%
Develop EU and US cross-functional launch plan		Met
Complete an objective relating to that EU and US launch plan		Met
Finance - Meet specified cash burn guidance range and optimize shareholder base:	10%
Meet our publicly-disclosed cash burn guidance range of $160-$170 million		Exceeded
Optimize our shareholder base by either retaining four of six top non-index institutional investors, increasing the ownership stake to ≥5% of at least one existing institutional investor, or galvanizing at least one new institutional investor to take a ≥1% ownership stake

Exceeded
Talent	5%
Attract and retain talent (by achieving ≤6% voluntary turnover) required to achieve Company goals		Met

Actual attainment of these objectives, as determined by the Committee and the Board, are shown above. Based on this assessment, the Committee and the Board determined that overall Company performance relative to the pre-determined corporate objectives was 100%. Based on Dr. Kinney's assessment and report to the Committee on each other named executive officer's individual performance (relative to the pre-determined corporate objectives as well as more generally), the Committee approved annual cash bonuses to the named executive officers (other than Dr. Kinney) at 100% of their targeted annual cash bonuses. The Committee recommended to the Board that Dr. Kinney's annual cash bonus be 100% of his targeted annual bonus opportunity - consistent with the Committee's determination of the Company's attainment of the pre-determined corporate objectives described above - which recommendation was considered, discussed and approved by the Board. The actual annual cash bonus paid to each named executive officer for 2017 performance is set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table below.

In connection with the recruitment of Dr. Noonberg, we agreed to pay her a $100,000 retention (hire-on) bonus. The Committee considered this arrangement appropriate and necessary in order to secure Dr. Noonberg's services as our Chief Medical Officer.

Long-Term Incentive Compensation. Long-term incentives are an important element of our executive compensation that

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COMPENSATION DISCUSSION AND ANALYSIS

the Committee uses primarily to motivate our executive officers to increase shareholder value and secondarily to retain executive officers. The Committee believes that long-term incentive compensation also encourages our executive officers to identify, pursue and invest in appropriate long-term strategies for increasing shareholder value. Our long-term incentives for fiscal year 2017 were solely in the form of nonqualified stock options awarded under our shareholder-approved Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”).

We use stock options to link executive officer compensation directly to increases in the price of our ordinary shares, which directly reflects increased shareholder value. All stock options are granted with an exercise price equal to the fair market value (as defined by our LTIP) of our ordinary shares on the date of grant, and they generally require continued employment for four years in order to vest fully. Stock options therefore compensate our executive officers only if our share price increases after the date of grant and the executive officer remains employed for the periods required for the stock option to become exercisable. The Committee thus considers stock options a particularly effective incentive and retention tool because it motivates our executive officers to increase shareholder value and remain with the Company.

In determining the annual stock option to award to each named executive officer (and to recommend to the Board the annual stock option to award to the CEO) in fiscal year 2017, the Committee considered Radford's market data, including:

•	For each executive officer, the grant date Black-Scholes values of the annual stock option awarded to the executive officer in 2016, Radford's market data for the 50th and 75th percentiles, and the number of option shares necessary (at that Black-Scholes value) to align with those 50th and 75th percentiles as general reference points;
•	For each executive officer and all executive officers as a whole, the annual stock options awarded in 2016 as a percent of the Company's outstanding shares, with comparisons to the peer group data;
•	For each executive officer and all executive officers as a whole, the grant date values of the annual stock options awarded in 2015 and 2016, with comparisons to the peer group data for those years;
•	The prevalence of other forms of equity-based incentive compensation used by the peer group companies;
•	Executive officers' individual and collective equity “ownership” through vested and unvested stock options relative to the peer group data, and the unvested value as a multiple of base salaries; and
•	Other market data on equity compensation practices, including with respect to total annual dilution.

The Committee also considered the relative position, experience, performance and criticality of each named executive officer. The Committee also considered it important to retain these executive officers to meet critical 2017 and longer-term objectives, and decided that stock options would best serve that retention need.

Based on these considerations, the Committee approved annual stock option awards in February 2017 to each of our named executive officers (other than Dr. Noonberg, who joined the Company in May 2017). The grant date Black-Scholes values of these stock options were slightly below the 75th percentile of our peer group for Dr. Kinney and above the 75th percentiles for the other named executive officers, relative to the market data, which outcomes the Committee considered appropriate after taking into account that the grant date values of options awarded in the previous two years were generally closer to the median of the peer group data for those years.

The Committee approved an initial stock option award (for 100,000 shares) to Dr. Noonberg in connection with her commencement of employment as our Chief Medical Officer in May 2017. That stock option vests as to 25% of the shares subject to the option on the first anniversary of her date of appointment and as to 1/48th of the option on each monthly anniversary thereafter, subject to Dr. Noonberg's continued employment on each applicable vesting date. In determining the size of that stock option award, the Committee considered the market data as well as the size of stock option awards to previous newly-hired senior executive officers.

The stock options awarded in fiscal year 2017 to our named executive officers and their grant date Black-Scholes values are set forth in the Grants of Plan-Based Awards — Fiscal Year 2017 table below, and those values are also set forth in the Options Awards column of the Summary Compensation Table below.

Deferred Compensation. Our named executive officers were eligible to participate in our tax-qualified 401(k) plan on the same terms as all other U.S. employees. The Company makes non-discretionary contributions to the accounts of all participants in the 401(k) plan, and may also make discretionary matching contributions to all participants' accounts (which it did for fiscal year 2017, equal to 1.5% of each participant's eligible earnings in 2017).

Perquisites and Other Personal Benefits. No perquisites or other personal benefits are provided to our named executive officers.

2018 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Employment and Severance Arrangements

Dr. Kinney. In connection with his appointment as our CEO in September 2016, we entered into an employment agreement with Dr. Kinney that sets forth the terms and conditions of his employment as our CEO. That employment agreement provides for an annual base salary of $500,000 and a targeted annual cash bonus equal to 60% of his base salary. Dr. Kinney's employment agreement also provides for certain severance payments and benefits in the event of a qualifying termination of his employment. We have also awarded stock options to Dr. Kinney containing accelerated vesting provisions in the event of a qualifying termination of his employment. The material terms of that employment agreement and those stock options, as they relate to certain potential terminations of Dr. Kinney's employment, are described below under the heading Change in Control and Severance Arrangements — Gene G. Kinney.

The Committee and the Board considered these arrangements to be necessary in order to secure Dr. Kinney's services as our CEO, as well as generally consistent with peer group data presented to the Committee by its compensation consultant. The Committee and the Board believe that these arrangements ensure that Dr. Kinney focuses solely on the best interests of our shareholders in the event of a possible, threatened or pending change in control, despite how a change in control might affect him personally. These change in control arrangements therefore serve as an important retention tool and ensure that personal uncertainties do not dilute his complete focus on promoting shareholder value.

Other Named Executive Officers. Each of Mr. Nguyen, Dr. Noonberg (prior to her resignation), Mr. Homan and Dr.

Nickerson are eligible to participate in our Amended and Restated Severance Plan (the “Severance Plan”), which provides for certain severance payments and benefits in the event of a qualifying termination of employment. In addition, they have each been awarded stock options containing accelerated vesting provisions in the event of a qualifying termination of employment. The material terms of the Severance Plan and these option agreements, as they relate to certain potential terminations of employment, are described below under the heading Change in Control and Severance Arrangements — Other Named Executive Officers. For the same reasons described above with respect to Dr. Kinney, the Committee considered these arrangements to be necessary in order to secure the services of these named executive officers and an important retention tool that ensures that personal uncertainties do not dilute our executive officers' complete focus on promoting shareholder value.

In connection with the hiring of Dr. Noonberg as our Chief Medical Officer in May 2017, we entered into an offer letter with her that sets forth certain terms and conditions of her employment. That offer letter provided for a retention (hire-on) bonus of $100,000, a starting annual base salary of $465,000, a targeted annual cash bonus for fiscal year 2017 equal to 40% of her base salary earned in 2017, and an initial stock option award for 100,000 shares, as described above.

Dr. Noonberg resigned from the Company on March 15, 2018. She was not entitled to and did not receive any severance payment or benefit in connection with her resignation, and her stock option was cancelled as of that date.

Other Compensation-Related Practices and Considerations

Stock Option Grant Practices and Procedures. All stock options awarded to our executive officers other than the CEO are approved by the Committee, and stock options awarded to our CEO are approved by our Board (based on recommendations from the Committee). Grants to other employees are pursuant to specific delegations of authority from the Committee, which delegations include individual grant limits, aggregate grant limits, specification of grant terms and specification of grant dates.

Stock option awards approved (or delegated for approval) by the Committee and the Board have always been granted on a date not earlier than the date of approval by the Committee, Board or delegated officer, and with an exercise price that is not less than the fair market value (as defined in the LTIP) on the date of grant.

Tax Deductibility. Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limited a company's ability to deduct for tax purposes compensation in excess of $1,000,000 paid in any single tax year to the chief executive officer or any of the next three most highly compensated executive officers (other than the chief financial officer). Prior to the U.S. Tax Cuts and Jobs Act of 2017 (the “2017 Tax Reform Act”), compensation deemed to be performance-based in accordance with Section 162(m) was exempt from this $1,000,000 limitation, and compensation paid to the chief financial officer was not subject to the deductibility limitation of Section 162(m). As part of the 2017 Tax Reform Act, the ability to rely on this “qualified performance-based compensation” exception was eliminated and the limitation on deductibility generally was expanded to include all named executive officers, including the chief financial officer. Our LTIP was designed and approved by our shareholders so that incentive compensation under the LTIP may be performance-based in accordance with Section 162(m). However, as a result of the 2017 Tax Reform Act, subject to its “grandfathering” rules, the Company may no longer take a tax deduction for any compensation paid to its named executive officers in excess of $1,000,000 in any tax year beginning on or after January 1, 2018.

2018 PROXY STATEMENT

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on those reviews and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Dennis J. Selkoe (Committee Chairman)
Lars G. Ekman
Christopher S. Henney

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table provides certain information on compensation earned by or awarded to the named executive officers of the Company during our fiscal years 2017, 2016 and 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Gene G. Kinney, Ph.D.(4) President and Chief Executive Officer	2017	520,833	—		4,301,412	312,500	13,500	5,148,245
	2016	425,000	—		4,089,442	208,688	11,925	4,735,055
	2015	369,792	—		1,206,758	131,276	11,263	1,719,089
Tran B. Nguyen Chief Financial Officer	2017	399,167	—		2,688,383	159,667	13,500	3,260,717
	2016	366,700	—		1,473,271	154,014	11,925	2,005,910
	2015	348,075	—		1,021,103	128,788	11,263	1,509,229
Sarah B. Noonberg, M.D., Ph.D.(5) Former Chief Medical Officer	2017	310,000	100,000	(6)	3,640,070	124,000	8,100	4,182,170
	2016	—	—		—	—	—	—
	2015	—	—		—	—	—	—
A. W. Homan Chief Legal Officer	2017	353,317	—		1,971,481	141,327	13,500	2,479,625
	2016	338,250	—		1,019,957	142,065	11,925	1,512,197
	2015	328,958	—		789,034	116,780	11,263	1,246,035
Tara Nickerson, Ph.D. Chief Business Officer	2017	339,608	—		1,613,030	135,843	13,500	2,101,981
	2016	317,750	—		793,300	131,866	11,925	1,254,841
	2015	307,917	—		696,206	106,231	11,263	1,121,617
(1)	Consists of NQSOs (nonqualified stock options) awarded under our Amended and Restated 2012 Long Term Incentive Plan (the “LTIP”). These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected for fiscal year 2017, see Note 10 of the Consolidated Financial Statements included in our Form 10-K.
(2)	Consists of cash bonuses paid under our Incentive Compensation Plan (the “ICP”) for the fiscal year performance periods indicated (these bonuses were paid in the subsequent year, but are reported for the fiscal year for which they were earned). For more information, see the Grants of Plan Based Awards - Fiscal Year 2017 table below.
(3)	Consists only of Company contributions to the named executive officer’s account under the Company’s tax-qualified 401(k) defined contribution plan.
(4)	Dr. Kinney was our Chief Scientific Officer and Head of Research and Development until his promotion to Chief Operating Officer on August 31, 2016. He was promoted to President and Chief Executive Officer on September 30, 2016.
(5)	Dr, Noonberg commenced employment on May 1, 2017 and was appointed as our Chief Medical Officer on May 16, 2017. She resigned from that position on February 2, 2018 and resigned as an employee on March 15, 2018.
(6)	Consists of a retention bonus paid to Dr. Noonberg in connection with the commencement of her employment on May 1, 2017 and appointment as our Chief Medical Officer.

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows all plan-based awards granted to our named executive officers during our fiscal year 2017.

Grants of Plan-Based Awards
Fiscal Year 2017

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options(2) (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Option Awards(3) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Gene G. Kinney	2/22/2017	187,500	312,500	468,750	120,000	55.00	4,301,412
Tran B. Nguyen	2/22/2017	95,800	159,667	239,500	75,000	55.00	2,688,383
Sarah B. Noonberg	5/16/2017	74,400	124,000	186,000	100,000	56.37	3,640,070
A. W. Homan	2/22/2017	84,796	141,327	211,990	55,000	55.00	1,971,481
Tara Nickerson	2/22/2017	81,506	135,843	203,765	45,000	55.00	1,613,030
(1)	Consists of cash bonus awards under the ICP for our fiscal year 2017. Under these awards, the named executive officers were eligible to receive a cash payout depending entirely or primarily upon Company performance relative to pre-determined objectives for fiscal year 2017. In the case of Dr. Kinney, his earned cash payouts depended 100% upon Company performance against those pre-determined objectives. In the case of the other named executive officers, their earned cash payouts depended 75% on Company performance against those pre-determined objectives and 25% on individual performance for fiscal year 2017. The amounts shown in the Threshold column are those that would have been paid if the minimum or threshold level of Company performance relative to the pre-determined objectives established by the Committee had been achieved for payouts to have been earned (which minimum performance the Committee had set at 60% of the pre-determined objectives) and, in the case of the named executive officers other than Dr. Kinney, no amount was paid for individual performance; these amounts equal 36% of annual salary earned in 2017 in the case of Dr. Kinney and 24% of annual base salary earned in 2017 in the case of the other named executive officers. The amounts shown in the Target column are those that would have been paid if each of the pre-determined objectives for Company performance established by the Committee had been achieved, and assume that the Committee also determined that individual performance supported a 100% payout; these amounts equal 60% of annual base salary earned in 2017 in the case of Dr. Kinney and 40% of annual base salary earned in 2017 in the case of the other named executive officers. The amounts shown in the Maximum column are those that would have been paid if the each of the pre-determined objectives for Company performance established by the Committee had been achieved and the Committee determined that other Company and individual accomplishments supported a maximum payout; these amounts equal 90% of annual base salary earned in 2017 in the case of Dr. Kinney and 60% of annual base salary earned in 2017 in the case of the other named executive officers. If Company performance relative to the pre-determined objectives for fiscal year 2017 had not at least equaled the minimum (threshold) level of 60%, no payout would have been earned. Regardless of Company and/or individual performance, the maximum payout for each named executive officer was 150% of his targeted bonus payout. In addition, regardless of actual performance relative to the pre-determined objectives, the Committee retained discretion to reduce or eliminate any amount that otherwise would be payable. The amounts reported in this table are “estimated future payouts” as they existed at the time the award was made, and assume that each named executive officer actually earned their target annual base salary in 2017; the actual cash payouts to each executive officer are reported in the Non-Equity Incentive Plan column of the Summary Compensation Table above.
(2)	Consists of ordinary shares that may be acquired by exercise of nonqualified stock options awarded under the LTIP. These option awards have a four-year vesting schedule from the vesting commencement date (which varied by individual and grant), with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter, subject to continued employment (except in the event of certain terminations of employment, as described below under the heading Change in Control and Severance Arrangements). The option exercise price per share for each of these option awards is the closing market price of the Company’s ordinary shares on the date of grant. These options expire no later than ten years after the grant date. The options reported in this table are also reported in the Outstanding Equity Awards at Fiscal Year-End — Fiscal Year 2017 table below.
(3)	These amounts do not reflect compensation actually received. Rather, these amounts represent the grant date fair value of the options awarded, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of the assumptions made in calculating the values reflected, see Note 10 of the Consolidated Financial Statements included in our Form 10-K. The fair values reported in this table are also reported in the Option Awards column of the Summary Compensation Table above.

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows all outstanding equity awards - which were only nonqualified stock options - held by our named executive officers at the end of our fiscal year 2017. Certain of the stock option awards reported in this table are also reported in the Grants of Plan-Based Awards — Fiscal Year 2017 table above.

Outstanding Equity Awards at Fiscal Year-End
Fiscal Year 2017

	Option Awards(1)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Gene G. Kinney	109,074	—	(2)	6.41	01/29/2023
	43,125	1,875	(3)	29.81	02/04/2024
	44,687	20,313	(4)	27.81	03/11/2025
	29,791	35,209	(5)	34.61	02/24/2026
	15,625	34,375	(6)	52.21	09/01/2026
	9,375	20,625	(7)	45.13	11/02/2026
	—	120,000	(8)	55.00	02/22/2027
Tran B. Nguyen	150,000	—	(9)	6.73	04/01/2023
	43,125	1,875	(3)	29.81	02/04/2024
	37,812	17,188	(4)	27.81	03/11/2025
	29,791	35,209	(5)	34.61	02/24/2026
	—	75,000	(8)	55.00	02/22/2027
Sarah B. Noonberg	—	100,000	(10)	56.37	05/16/2027
A. W. Homan	60,416	8,334	(11)	22.14	05/01/2024
	29,218	13,282	(4)	27.81	03/11/2025
	20,625	24,375	(5)	34.61	02/24/2026
	—	55,000	(8)	55.00	02/22/2027
Tara Nickerson	11,750	—	(2)	6.41	01/29/2023
	8,250	—	(12)	6.73	04/01/2023
	47,916	2,084	(3)	29.81	02/04/2024
	25,781	11,719	(4)	27.81	03/11/2025
	16,041	18,959	(5)	34.61	02/24/2026
	—	45,000	(8)	55.00	02/22/2027
(1)	All option awards were granted under the LTIP, and are subject to accelerated vesting in the event of certain terminations of employment, as further described below under the heading Potential Payments and Benefits upon Termination of Employment.
(2)	These option awards were made in connection with the Company’s separation from Elan Corporation, plc and Dr. Kinney’s appointment as our Chief Scientific Officer and Dr. Nickerson’s appointment as our Head of Corporate & Business Development. These option awards have a four-year vesting schedule from a vesting commencement date of January 29, 2013, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(3)	These option awards have a four-year vesting schedule from a vesting commencement date of February 4, 2014, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).
(4)	These option awards have a four-year vesting schedule from a vesting commencement date of March 11, 2015, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).
(5)	These option awards have a four-year vesting schedule from a vesting commencement date of February 24, 2016, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).
(6)	This option award was made to Dr. Kinney in connection with his appointment as our Chief Operating Officer. The option award has a four-year vesting schedule from a vesting commencement date of September 1, 2016, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(7)	This option award was made to Dr. Kinney in connection with his appointment as our President and Chief Executive Officer. The option award has a four-year vesting schedule from a vesting commencement date of September 30, 2016, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(8)	These option awards have a four-year vesting schedule from a vesting commencement date of February 22, 2017, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the next three years thereafter (subject to continued employment).

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

(9)	This option award was made to Mr. Nguyen in connection with the commencement of his employment and appointment as our Chief Financial Officer. The option award has a four-year vesting schedule from a vesting commencement date of March 25, 2013, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(10)	This option award was made to Dr. Noonberg in connection with the commencement of her employment and appointment as our Chief Medical Officer. The option award had a four-year vesting schedule from a vesting commencement date of May 16, 2017, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment). This award was cancelled on March 15, 2018 when Dr. Noonberg’s employment terminated.
(11)	This option award was made to Mr. Homan in connection with the commencement of his employment and appointment as our Chief Legal Officer. The option award has a four-year vesting schedule from a vesting commencement date of April 30, 2014, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).
(12)	This option award has a four-year vesting schedule from a vesting commencement date of January 29, 2013, with 25% of the shares subject to the option vesting on the first anniversary of that vesting commencement date, and the remainder vesting in equal monthly installments over the three years thereafter (subject to continued employment).

The following table shows all stock options that were exercised, and the aggregate value that were realized on those exercises, for each of the named executive officers during our fiscal year 2017.

Options Exercised and Stock Vested(1)
Fiscal Year 2017

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)
Gene G. Kinney	31,759	1,726,844
Tran B. Nguyen	—	—
Sarah B. Noonberg	—	—
A. W. Homan	6,250	213,181
Tara Nickerson	35,000	2,081,536
(1)	The Company has granted only stock options.
(2)	The value realized equals the difference between the market price of the Company’s ordinary shares at exercise and the option exercise price, multiplied by the number of shares acquired by exercise of the option.

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

Potential Payments and Benefits upon Termination of Employment

The following table shows the potential payments and benefits that the Company would be obligated to make or provide upon termination of employment of each of our named executive officers. Amounts shown do not include salary, any bonus earned but not paid through the date of termination, accrued but unused vacation time or amounts or benefits required to be paid or provided by law and applicable to all employees. For purposes of this table, it is assumed that each named executive officer’s employment terminated at the close of business on December 31, 2017, the last day of our fiscal year 2017. Following this table, under the heading Change in Control and Severance Arrangements, is a narrative description of the arrangements under which these potential payments and benefits could be provided.

		Termination by Company(1)			Termination by Executive(1)
Name	Nature of Payment or Benefit	For Cause	Due to a Business Condition	For Any Other Reason	Due to Voluntary Resignation	For Good Reason	Due to Death or Disability	Termination Following Change in Control(2)
Gene G. Kinney	Cash Severance(3)	—	656,250	656,250	—	656,250	656,250	1,050,000
	Cash Bonus(3)	—	315,000	315,000	—	315,000	315,000	630,000
	Accelerated Options(4)	—	218,500	218,500	—	218,500	312,432	312,432
	COBRA Coverage(5)	—	42,497	42,497	—	42,497	42,497	42,497
	Career Assistance(6)	—	15,000	15,000	—	15,000	15,000	15,000
		$—	$1,247,247	$1,247,247	$—	$1,247,247	$1,341,179	$2,049,929
Tran B. Nguyen	Cash Severance(3)	—	405,000	—	—	405,000	—	607,500
	Cash Bonus(3)	—	162,000	—	—	162,000	162,000	243,000
	Accelerated Options(4)	—	194,300	—	—	194,300	282,182	282,182
	COBRA Coverage(5)	—	18,132	—	—	18,132	—	27,198
	Career Assistance(6)	—	15,000	—	—	15,000	—	15,000
	Total	$—	$794,432	$—	$—	$794,432	$444,182	$1,174,880
Sarah B. Noonberg(7)	Cash Severance(3)	—	465,000	—	—	465,000	—	697,500
	Cash Bonus(3)	—	186,000	—	—	186,000	186,000	279,000
	Accelerated Options(4)	—	—	—	—	—	—	—
	COBRA Coverage(5)	—	8,470	—	—	8,470	—	12,705
	Career Assistance(6)	—	15,000	—	—	15,000	—	15,000
	Total	$—	$674,470	$—	$—	$674,470	$186,000	$1,004,205
A. W. Homan	Cash Severance(3)	—	356,000	—	—	356,000	—	534,000
	Cash Bonus(3)	—	142,400	—	—	142,400	142,400	213,600
	Accelerated Options(4)	—	263,177	—	—	263,177	326,697	326,697
	COBRA Coverage(5)	—	18,058	—	—	18,058	—	27,087
	Career Assistance(6)	—	15,000	—	—	15,000	—	15,000
	Total	$—	$794,635	$—	$—	$794,635	$469,097	$1,116,384
Tara Nickerson	Cash Severance(3)	—	343,669	—	—	343,669	—	515,504
	Cash Bonus(3)	—	137,468	—	—	137,468	137,468	206,201
	Accelerated Options(4)	—	131,955	—	—	131,955	184,047	184,047
	COBRA Coverage(5)	—	11,383	—	—	11,383	—	17,075
	Career Assistance(6)	—	15,000	—	—	15,000	—	15,000
	Total	$—	$639,475	$—	$—	$639,475	$321,515	$937,827
(1)	Occurring outside of the 24-month period commencing on the consummation of a Change in Control, as defined in the Employment Agreement (in the case of Dr. Kinney) or the Severance Plan (in the case of the other named executive officers) and the executive officer’s option award agreements. For more information, see the narrative description below under the heading Change in Control and Severance Arrangements.
(2)	Due to (a) death or disability, (b) termination without Cause or resignation for Good Reason under the Employment Agreement and option agreements (in the case of Dr. Kinney) or the option agreements (in the case of the other named executive officers), or (c) a Triggering Event under the Severance Plan (in the case of the other named executive officers), occurring within the 24-month period commencing on the consummation of a Change in Control, as defined in the Employment Agreement (in the case of Dr. Kinney) or the Severance Plan (in the case of the other named executive officers) and the executive officer’s option award agreements. For more information, see the narrative description below under the heading Change in Control and Severance Arrangements.
(3)	Consists of the applicable multiple of annual base salary and targeted annual cash bonus pursuant to the Employment Agreement (in the case of Dr. Kinney) or the Severance Plan (in the case of the other named executive officers).
(4)	Consists of the in-the-money value of certain unvested nonqualified stock options as of December 31, 2017 at the closing market price per share ($37.49) on December 29, 2017, the last trading date of fiscal year 2017. The value of accelerated options are calculated by multiplying the number of unvested option shares as of December 31, 2017 by the difference between the exercise price per share and the closing market price per share on December 29, 2017. For more information, see the footnotes to the Outstanding Equity Awards at Fiscal Year-End — Fiscal Year 2017 table above.

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(5)	Amounts shown are estimates of what the Company would pay in COBRA premiums for continued medical, dental and vision coverage after a qualifying termination of employment. The reported amounts (a) include only the portion of the COBRA premiums for the executive officer and his or her covered dependents that exceeds the amount the executive officer would have paid as an employee, (b) assume that the executive officer and all covered dependents do not cease to be eligible for COBRA during the relevant period, and (c) assume that the executive officer does not become eligible to receive new healthcare coverage during the relevant period.
(6)	Amounts shown are estimates of what the Company would pay to provide career transition assistance to the executive officer. The reported amounts assume that the executive officer (a) commences this assistance within 60 days following the date his or her employment terminates, and (b) uses this benefit for the full 12 months it is available to the executive officer.
(7)	Dr. Noonberg resigned from the Company on March 15, 2018. She was not entitled to and did not receive any severance payment or benefit in connection with her resignation, and her unvested stock option was cancelled as of that date.

Change in Control and Severance Arrangements

Gene G. Kinney

Dr. Kinney, our President and Chief Executive Officer, is party to an Employment Agreement, dated November 2, 2016, with Prothena Biosciences Inc (“PBI”), a wholly-owned subsidiary of the Company and Dr. Kinney’s employer (referred to in this Change in Control and Severance Arrangements section as “the Company”). That Employment Agreement was approved by our Board. The Employment Agreement provides for certain compensation to be paid and benefits to be provided to Dr. Kinney (or his estate) in the event of certain involuntary terminations of his employment. In addition, stock options awarded to Dr. Kinney are subject to terms (approved or recommended by the Compensation Committee and approved by the Board) providing for accelerated vesting and extensions of time to exercise in the event of certain involuntary terminations of employment.

The Employment Agreement and option award agreements with Dr. Kinney provide for the following compensation and benefits to be provided to Dr. Kinney in the event of certain involuntary terminations of his employment:

Accrued Payments. Upon a termination of Dr. Kinney’s employment for any reason, Dr. Kinney (or his estate) will be entitled to receive (a) any portion of his annual base salary and targeted annual performance-based bonus that is earned but not paid through the date of termination; (b) any unreimbursed business expenses; (c) any accrued but unused vacation and/or floating holidays; and (d) any amount arising from Dr. Kinney’s participation in, or benefits under, any employee benefit plans, programs or arrangements.

Severance Payments and Benefits Not in Connection with a Change in Control. In the event of Dr. Kinney’s termination of employment by the Company without Cause (defined below), by Dr. Kinney for Good Reason (defined below) or because of Dr. Kinney’s death or Disability (as defined in the Employment Agreement), in each case that occurs outside of the 24-month period commencing on the consummation of a Change in Control (defined below), in addition to the accrued payments described above, the Company will (a) pay in a lump sum cash payment an amount equal to 125% of Dr. Kinney’s annual base salary as of the date of termination; (b) pay in a lump sum cash payment an amount equal to 100% of Dr. Kinney’s annual target bonus; (c) if Dr. Kinney elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him for, the portion of the COBRA premiums for Dr. Kinney and his covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he and/or his covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date that he becomes eligible to receive healthcare coverage from a subsequent employer; and (d) if Dr. Kinney commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months. In addition, if Dr. Kinney’s termination of employment by the Company without Cause or by Dr. Kinney for Good Reason, (i) each outstanding equity award granted to Dr. Kinney on or after the date of the Employment Agreement will accelerate with respect to that number of shares that would have vested had he continued employment for the 18-month period immediately following the date of termination, and the post-termination exercise period will extend to 18 months from the date of termination (unless it expires earlier under its term), and (ii) each outstanding option award granted to Dr. Kinney before the date of the Employment Agreement will accelerate with respect to that number of shares that would have vested had he continued employment for the 12-month period immediately following the date of termination, and the post-termination exercise period will extend to 12 months from the date of termination (unless it expires earlier under its term). In the event of the termination of Dr. Kinney’s employment due to his death or Total and Permanent Disability (as defined in the option award agreements), each outstanding option award held by him will accelerate with respect to 100% of the then unvested shares subject to each such option award, and the post-termination exercise period will extend to 12 months from the date of termination (unless it expires earlier under its term).

Severance Payments and Benefits in Connection with a Change in Control. In the event of Dr. Kinney’s termination of employment by the Company without Cause, by Dr. Kinney for Good Reason or because of Dr. Kinney’s death or

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Disability, in each case that occurs within the 24-month period commencing on the consummation of a Change in Control, in addition to the accrued payments described above, the Company will (a) pay in a lump sum cash payment an amount equal to 200% of Dr. Kinney’s annual base salary as of the date of termination; (b) pay in a lump sum cash payment an amount equal to 200% of Dr. Kinney’s annual target bonus; (c) if Dr. Kinney elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him for, the portion of the COBRA premiums for Dr. Kinney and his covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he and/or his covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he becomes eligible to receive healthcare coverage from a subsequent employer; and (d) if Dr. Kinney commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months. In addition, each outstanding equity award held by Dr. Kinney will accelerate with respect to 100% of the then unvested shares subject to each such equity award, and the post-termination exercise period will extend to 18 months from the date of termination (unless it expires earlier under its term).

Dr. Kinney’s employment agreement also includes a Section 280G “best pay” provision, which provides that in the event that any payments or benefits received by Dr. Kinney in connection with a Change in Control would be subject to the excise tax under Section 4999 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Dr. Kinney will receive either a reduced portion of such payments and benefits such that no excise tax would apply or the full amount of the payments and benefits, whichever results in a greater after-tax benefit to Dr. Kinney.

“Change in Control” is defined in the Employment Agreement as (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s issued shares or securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets; (c) individuals who as of the date the Board first consists of at least seven members constitute the Board (the “Original Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director of the Company subsequent to the date the Board first consists of at least seven members shall be considered an Original Director if the individual’s election or nomination for election to the Board was approved by a vote of at least a majority of the Original Directors; but, provided further that any such individual whose initial assumption of office is in connection with an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation will not be considered an Original Director; (d) a transaction as a result of which any person or company obtains the ownership directly or indirectly of the shares in the Company carrying more than 50% of the total voting power represented by the Company’s issued share capital in pursuance of a compromise or arrangement sanctioned by the court under Section 453 of the Irish Companies Act 2014, or becomes bound or entitled to acquire ordinary shares in the Company under Section 457 of the Irish Companies Act 2014; (e) any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities (e.g., issued shares); or (f) certain similar transactions taking place with respect to PBI, as set forth more fully in the Employment Agreement. The definition of “Change in Control” for purposes of the option award agreements is substantially similar to the definition in the Employment Agreement, except that similar transactions with respect to PBI are not included.

“Cause” is defined in the Employment Agreement as (a) the willful and continued failure by Dr. Kinney to substantially perform his duties with the Company (other than as a result of physical or mental disability) after a written demand for substantial performance is delivered to Dr. Kinney by the Board, which demand specifically identifies the manner in which the Board believes that Dr. Kinney has not substantially performed his duties and that has not been cured within 30 days following receipt by him of the written demand; (b) commission by Dr. Kinney of a felony (other than a traffic-related offense) that in the written determination of the Board is likely to cause or has caused material injury to our business; (c) documented intentional misrepresentation or omission of material fact with respect to a significant matter relating to our business; or (d) material breach of any agreement by and between Dr. Kinney and the Company, which material breach has not been cured within 30 days following receipt by Dr. Kinney of written notice from the Board identifying such material breach. “Cause” is defined in the option award agreements as (i) the willful breach, habitual neglect or poor performance of job duties and responsibilities; (ii) conviction (or entry of a guilty plea or plea of nolo contendere) of any crime, excluding minor traffic offenses; (iii) commission of an act of dishonesty or breach of

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fiduciary duty; (iv) commission of a material violation of any of the Company’s personnel policies; or (v) any act or omission which is contrary to the business interest, reputation or goodwill of the Company.

“Good Reason” is defined in the Employment Agreement as (a) a material diminution in Dr. Kinney’s base compensation; (b) a material diminution in his authority, duties or responsibilities; (c) a change in the geographic location at which he must perform his services that increases his one-way commute by more than 30 miles; or (d) a material breach of the Employment Agreement by the Company. Notwithstanding the foregoing, Dr. Kinney will not have “Good Reason” unless the condition giving rise to his resignation continues more than 30 days following his written notice of the condition provided to the Company within 90 days of the first occurrence of such condition and his resignation is effective within 180 days following the first occurrence of such condition. The definition of “Good Reason” in the option award agreements is substantially similar to the definition in the Employment Agreement.

Other Named Executive Officers

The other named executive officers (i.e., the named executive officers other than Dr. Kinney) are eligible to participate in PBI’s Amended and Restated Severance Plan (the “Severance Plan”), which was approved by the Compensation Committee of our Board. The Severance Plan provides for certain compensation to be paid and benefits to be provided to them (or their estates) in the event of certain involuntary terminations of their employment. In addition, stock options awarded to those named executive officers under our LTIP are subject to terms providing for accelerated vesting and extensions of time to exercise in the event of certain involuntary terminations of employment.

The Severance Plan and option award agreements provide for the following compensation and benefits to be provided to the other named executive officers in the event of certain involuntary terminations of employment:

Severance Payments and Benefits Not in Connection with a Change in Control. Under the Severance Plan, in the event of a named executive officer’s termination of employment by the Company on account of a Triggering Event (defined below) that occurs outside of the 24-month period commencing on the consummation of a Change in Control (defined below), the Company will (a) pay in a lump sum cash payment an amount equal to 100% of the named executive officer’s annual base salary as of the date of termination; (b) pay in a lump sum cash payment an amount equal to 100% of the annual target bonus; (c) if the named executive officer elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him or her for, the portion of the COBRA premiums for the named executive officer and his or her covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his termination of employment and ending upon the earliest of (1) the 12-month anniversary of the date of termination, (2) the date that he or she and/or his or her covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he or she becomes eligible for new healthcare coverage (other than through his or her spouse); and (d) if the named executive officer commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months.

Under the option award agreements, in the event of the named executive officer’s termination of employment by the Company without Cause (defined below) or by the executive officer for Good Reason (defined below), in each case that occurs outside of the 24-month period commencing on the consummation of a Change in Control (defined below), each outstanding option award held by the named executive officer will accelerate with respect to that number of shares that would have vested had he or she continued employment for the 12-month period immediately following the date of termination, and the post-termination exercise period will extend to 12 months from the date of termination (unless it expires earlier under its term). In the event of a named executive officer’s termination of employment because of the executive officer’s death or Total and Permanent Disability (as defined in the agreements), each outstanding option award held by the named executive officer will accelerate with respect to 100% of the then unvested shares subject to each such option award, and the post-termination exercise period will extend to 12 months from the date of termination (unless it expires earlier under its term).

Severance Payments and Benefits in Connection with a Change in Control. In the event of a named executive officer’s termination of employment by the Company in connection with a Triggering Event that occurs within the 24-month period commencing on the consummation of a Change in Control, the Company will (a) pay in a lump sum cash payment an amount equal to 150% of the named executive officer’s annual base salary as of the date of termination; (b) pay 150% of the annual target bonus in a lump sum cash payment; (c) if the named executive officer elects to receive continued healthcare coverage pursuant to COBRA, directly pay, or reimburse him or her for, the portion of the COBRA premiums for the named executive officer and his or her covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on his or her termination of

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employment and ending upon the earliest of (1) the 18-month anniversary of the date of termination, (2) the date that he or she and/or his or her covered dependents, as applicable, become no longer eligible for COBRA, or (3) the date he or she becomes eligible for new healthcare coverage (other than through his or her spouse); and (d) if the named executive officer commences a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination, pay for such program for a period of 12 months.

The Severance Plan also includes a Section 280G “best pay” provision, which provides that in the event that any payments or benefits received by the named executive officer in connection with a Change in Control would be subject to the excise tax under Section 4999 of the Code, the named executive officer will receive either a reduced portion of such payments and benefits such that no excise tax would apply or the full amount of the payments and benefits, whichever results in a greater after-tax benefit to the named executive officer.

Under the option award agreements, in the event of a named executive officer’s termination of employment by the Company without Cause or by the executive officer for Good Reason, in each case that occurs within the 24-month period commencing on the consummation of a Change in Control, the Company will accelerate each outstanding option award held by the named executive officer with respect to 100% of the then unvested shares subject to each such option award, and extend the post-termination exercise period to 12 months from the date of termination (unless it expires earlier under its term).

The definitions of “Change in Control” in the Severance Plan and for purposes of the option award agreements are substantially similar to the definition in Dr. Kinney’s Employment Agreement described above, except that similar transactions with respect to PBI are not included.

“Cause” is defined in the option award agreements as (a) the willful breach, habitual neglect or poor performance of job duties and responsibilities; (b) conviction (or entry of a guilty plea or plea of nolo contendere) of any crime, excluding minor traffic offenses; (c) commission of an act of dishonesty or breach of fiduciary duty; (d) commission of a material violation of any of the Company’s personnel policies; or (e) any act or omission which is contrary to the business interest, reputation or goodwill of the Company.

The definition of “Good Reason” in the option award agreements is substantially similar to the definition in Dr. Kinney’s Employment Agreement described above.

“Triggering Event” is defined in the Severance Plan as (a) an Involuntary Termination, (b) a Relocation, or (c) a Significant Reduction in Scope or Base Compensation, which are defined as follows: “Involuntary Termination” is defined as a termination by the Company of the named executive officer due to a business condition; “Relocation” is defined as a material change in the geographic location at which the named executive officer is required to perform services, which is defined as including a relocation that increases his one-way commute by at least 30 miles or relocation that requires moving his or her home to a new location more than 30 miles from his or her current home; and “Significant Reduction in Scope or Base Compensation” is defined as material diminution in the named executive officer’s authority, duties or responsibilities or a material diminution in his or her base compensation.

Compensation Risk Assessment

Consistent with the SEC’s disclosure requirements, we have assessed our compensation programs for all employees. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Management has evaluated our executive and employee compensation and benefits programs to determine if these programs’ provisions and operations create undesired or unintentional risk of a material nature. The risk assessment process includes a review of program policies and practices; analysis to identify risks and risk controls related to our compensation programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, the effectiveness of our risk controls and the impacts of our compensation programs and their risks to our strategy. Although we periodically review all compensation programs, we focus on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout. In relation to this, we believe that our incentive compensation arrangements provide incentives that do not encourage risk taking beyond our ability to effectively identify and manage significant risks and are compatible with effective internal controls and our risk management practices. The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.

2018 PROXY STATEMENT

EXECUTIVE COMPENSATION

Pay Ratio of CEO to Median Employee

The total compensation in 2017 of Dr. Kinney, our President and Chief Executive Officer, was approximately 16 times the median total compensation in 2017 of all of our other employees. The total compensation in 2017 of Dr. Kinney was $5,148,245. The median of the total compensation in 2017 of all other employees was $318,642.

Our CEO-to-median employee pay ratio is a reasonable estimate and was calculated in accordance with SEC regulations. We identified our median employee using the base salary or wages (based on our payroll records) earned from January 1 through September 30, 2017, for each employee as of October 1, 2017. We included all of our full-time, part-time, temporary and seasonal employees, globally, but excluded our CEO. For full- and part-time employees who were hired after January 1, 2017 or who were on an unpaid leave of absence during a part of 2017, we adjusted their salary or wages to reflect what they would have earned had they worked the entire nine-month period through September 30, 2017.

We believe that this use of salary or wages earned through the first nine months of 2017 is an appropriate and consistently applied compensation measure for purposes of identifying the “median employee” from a compensation standpoint, because all employees were eligible for annual cash bonuses and received stock option awards in 2017, and the distribution of cash bonuses and option awards were generally consistent with annual base pay. Earnings of our employees outside the U.S. were converted to U.S. dollars using an average currency exchange rate over the nine-month measurement period. We did not make any cost-of-living adjustments.

Our median employee initially identified with this methodology was an employee hired during 2017, who therefore had anomalous compensation (base salary for a partial year, a pro-rated annual cash bonus and a new-hire stock option award that was larger than would have been awarded on an annual basis). We therefore substituted this employee with a comparable employee with substantially similar compensation and whose consistently applied compensation measure was closest to the original median employee.

We then calculated this median employee’s total compensation for 2017 using the same methodology used to calculate our CEO’s total compensation for 2017, as set forth in the Summary Compensation Table above. The median employee’s total compensation for 2017 included salary, an annual cash bonus paid in 2018 for 2017, an annual stock option award and Company contributions to that employee’s account under our tax-qualified 401(k) defined contribution plan, each calculated for purposes of this pay ratio on the same basis as those same compensation elements of our CEO as explained in footnotes 1, 2 and 3 of the Summary Compensation Table.

2018 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2017, regarding securities of the Company that may be issued under our equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity Compensation Plans
Approved by Shareholders(1)	4,406,752	$38.93	2,261,745
Equity Compensations Plans
Not Approved by Shareholders	n/a	n/a	n/a
Total	4,406,752	$38.93	2,261,745
(1)	Represents NQSOs (nonqualified stock options) outstanding (column (a)) and ordinary shares available for future issuance (column (c)) under our LTIP.
(2)	Represents ordinary shares available for issuance under our LTIP that may be granted in the form of nonqualified stock options, stock appreciation rights, restricted shares, restricted share units, performance awards and other share-based awards. This number of shares is reduced by 1.5 shares for each share that may be issued under an award other than an option or stock appreciation right.

2018 PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Policies and Procedures on Transactions with Related Persons

The Company has adopted written policies and procedures for the review and approval or ratification of any transaction constituting a transaction with a related person as defined under Item 404(a) of Regulation S-K under the Securities Act (a “Related Party Transaction”). Subject to certain exceptions, Item 404(a) defines a Related Party Transaction as a transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which the Company was, is or will be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest. A related person is (a) any director (or nominee for director) or executive officer of the Company, (b) any beneficial owner of more than 5% of the Company’s ordinary shares, or (c) certain “immediate family members” of such director (or nominee for director), executive officer or beneficial owner.

Under our written policies and procedures for Related Party Transactions, which were approved by our Board, all proposed Related Party Transactions (which includes a proposed material modifications to previously approved Related Party Transactions) must be reviewed and approved or ratified by the Audit Committee of our Board, although (a) the Chairman of the Audit Committee may approve a Related Party Transaction if it is not practical for the Committee to do so, subject to subsequent ratification by the Audit Committee, (b) if the Related Party Transaction relates to compensation of a director or executive officer, it must be reviewed and approved or ratified by the Compensation Committee of our Board, and (c) the Board may approve or ratify a Related Party Transaction by an affirmative vote of a majority of directors who do not have a direct or indirect material interest in the Related Party Transaction. Prior to approval or ratification of a proposed Related Party Transaction, the Audit Committee considers all relevant facts and circumstances including, but not limited to, the financial and other terms and whether such terms, taken as a whole, are no less favorable to the Company than could be obtained in an arms-length transaction with an unrelated third party.

Transactions with Related Persons

We have no Related Party Transactions to report.

Director and Executive Officer Indemnification Arrangements

Our Constitution contains provisions requiring that we indemnify our directors, officers and executives against all costs, charges, losses, expenses and liabilities incurred by them the execution of their duties or in relation thereto, and to advance expenses (including attorneys’ fees) incurred in defending any action, suit or proceeding for which indemnification would be allowed, all to the extent permissible under Irish law. In addition, the Company has entered into a deed of indemnification agreement with each of our directors and executive officers that provides for indemnification of that director and/or executive officer against certain claims that arise by reason of their status or service as a director or executive officer. The Company purchases directors and officers liability insurance to cover its indemnification obligations to our directors and executive officers as well as to cover directly certain claims made against our directors and executive officers.

2018 PROXY STATEMENT

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Prothena shareholders may be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, you may (a) notify your broker, (b) direct your written request to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland, or (c) contact Prothena Investor Relations by telephone at (650) 837-8535. Shareholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials to a shareholder at a shared address to which a single copy of the documents was delivered.

2018 PROXY STATEMENT

ANNUAL REPORT

Our Annual Report on Form 10-K for fiscal year 2017 is being mailed with this Proxy Statement to those shareholders that receive this Proxy Statement in the mail. Shareholders that receive the Notice of Internet Availability of Proxy Materials can access our Annual Report on Form 10-K for 2017 at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Our Annual Report on Form 10-K for our fiscal year 2017 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to our Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Company Secretary at Prothena Corporation plc, Adelphi Plaza, Upper George’s Street, Dún Laoghaire, Co. Dublin, A96 T927, Ireland.

By Order of the Board of Directors

Yvonne M. Tchrakian Company Secretary

March 29, 2018

2018 PROXY STATEMENT

APPENDIX A

PROTHENA CORPORATION PLC
2018 LONG TERM INCENTIVE PLAN

ARTICLE I.

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.

ARTICLE II.

DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

2.1	“Act” means the Companies Act 2014, as it may be amended from time to time. References to any provision of the Act shall be deemed to include successor provisions thereto and regulations thereunder.
2.2	“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.
2.3	“Applicable Law” means any applicable law, including without limitation: (a) provisions of the Act, the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.4	“Award” means an Option, Share Appreciation Right, Restricted Share award, Restricted Share Unit award, Performance Bonus Award, Performance Share Units award or Other Share or Cash Based Award granted to a Participant under the Plan.
2.5	“Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
2.6	“Board” means the Board of Directors of the Company.
2.7	“Change in Control” shall mean and includes each of the following:
(a)	The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization (however effected, including by general offer or court-sanctioned compromise, arrangement or scheme under the Act or otherwise) if more than 50% of the combined voting power of the continuing or surviving entity’s issued shares or securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;
(b)	The sale, transfer or other disposition of all or substantially all of the Company’s assets;
(c)	Individuals who as of the date the Board first consists of at least seven members constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided, however, that any individual who becomes a director of the Company

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subsequent to the date the Board first consists of at least seven members shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors; but, provided further that any such person whose initial assumption of office is in connection with an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

(d)	Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities (e.g., issued shares). For purposes of this subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any Subsidiary, and (ii) a company owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Shares of the Company; or
(e)	The completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, in the case of an Award that constitutes deferred compensation subject to section 409A of the Code, the definition of “Change in Control” set forth above shall not apply, and the term “Change in Control” shall instead mean a “change in the ownership or effective control” of the Company or “in the ownership of a substantial portion of the assets” of the Company within the meaning of section 409A(a)(2)(A)(v) of the Code and the regulations and guidance issued thereunder, but only to the extent this substitute definition is necessary in order for the Award to comply with the requirements prescribed by section 409A of the Code. The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a

Change in Control is a “change in control event” as defined in U.S. Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.8	“Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.
2.9	“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
2.10	“Company” means Prothena Corporation plc, a public limited company organized under the laws of Ireland, or any successor corporation.
2.11	“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
2.12	“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
2.13	“Director” means a Board member.
2.14	“Disability” means a permanent and total disability under Section 22(e)(3) of the Code.
2.15	“Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

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2.16	“Effective Date” has the meaning set forth in Section 11.3.
2.17	“Employee” means any employee of the Company or any of its Subsidiaries.
2.18	“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split (including a reverse share split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Ordinary Shares (or other Company securities) and causes a change in the per share value of the Ordinary Shares underlying outstanding Awards.
2.19	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.20	“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Ordinary Shares are listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Ordinary Shares are not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Ordinary Shares are not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.
2.21	“Full Value Award” shall mean any Award that is settled in Shares other than: (a) an Option; (b) a Share Appreciation Right; or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).
2.22	“Greater Than 10% Shareholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.
2.23	“Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.
2.24	“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.25	“Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.
2.26	“Ordinary Shares” means the ordinary shares, par value $0.01 per share, of the Company.
2.27	“Other Share or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
2.28	“Overall Share Limit” means the sum of (i) 1,800,000 Shares; (ii) the aggregate number of Shares that remain available for future awards under the Prior Plan as of immediately prior to the Effective Date; and (iii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V.
2.29	“Participant” means a Service Provider who has been granted an Award.
2.30	“Performance Bonus Award” has the meaning set forth in Section 8.3.
2.31	“Performance Share Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.
2.32	“Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.33	“Plan” means this Prothena Corporation plc 2018 Long Term Incentive Plan.
2.34	“Prior Plan” means the Prothena Corporation plc Amended and Restated 2012 Long Term Incentive Plan.
2.35	“Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

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2.36	“Restricted Shares” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.
2.37	“Restricted Share Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.38	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
2.39	“Section 409A” means Section 409A of the Code.
2.40	“Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.41	“Service Provider” means an Employee, Consultant or Director.
2.42	“Shares” means Ordinary Shares.
2.43	“Share Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.
2.44	“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.45	“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.46	“Termination of Service” means:
(a)	As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)	As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(c)	As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for “cause” and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

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ARTICLE III.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

ARTICLE IV.

ADMINISTRATION AND DELEGATION

4.1	Administration.
(a)	The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.
(b)	Without limiting the foregoing, notwithstanding any other provision of the Plan to the contrary, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iii) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof; (iv) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (v) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

4.2	Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees, directors, officers or managers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act; or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise

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any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.

SHARES AVAILABLE FOR AWARDS

5.1	Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, shares may be issued under Awards made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by 1.5 Shares for each Share delivered in settlement of any Full Value Award.
5.2	Share Recycling.
(a)	If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. To the extent that all or any part of a Full Value Award expires, lapses, is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, the Shares available under the Plan shall be increased by 1.5 Shares for each Share subject to such Full Value Award (or applicable part thereof). The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.
(b)	Notwithstanding anything to the contrary contained

herein, the following Shares shall not be added to the Shares authorized for grant under Section 5.2(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Share Appreciation Right that are not issued in connection with the stock settlement of the Share Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

5.3	Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 2,500,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.
5.4	Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary

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or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

5.5	Award Vesting Limitations.
(a)	Full Value Awards made to Employees or Consultants of the Company or a Subsidiary shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, an Award Agreement may provide that such vesting restrictions may lapse or be waived upon the Participant’s Termination of Service.

(b)	Additionally, Awards granted pursuant to the Plan shall vest no earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting requirement; provided, however, that: (i) an Award may provide that such minimum vesting restrictions may lapse or be waived upon the Participant’s Termination of Service; (ii) Awards that result in the issuance of an aggregate of up to 5% of the shares available for issuance under Section 5.1 as of the Effective Date may be granted to any one or more Participants without respect to such minimum vesting requirement; and (iii) for purposes of Awards to non-employee directors, a vesting period shall be deemed to be one year if it runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders.

ARTICLE VI.

OPTIONS AND SHARE APPRECIATION RIGHTS

6.1	General. The Administrator may grant Options or Share Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Share Appreciation Right, the exercise price of each Option and Share Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Share Appreciation Right. A Share Appreciation Right will entitle the Participant (or other person entitled to exercise the Share Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Share Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Share Appreciation Right by the number of Shares with respect to which the Share Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash,

Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

6.2	Exercise Price. The Administrator will establish each Option’s and Share Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Share Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Share Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Share Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
6.3	Duration of Options. Subject to Section 6.6, each Option or Share Appreciation Right will be exercisable at such times and as specified in the Award Agreement,

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provided that the term of an Option or Share Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator, (a) no portion of an Option or Share Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, and (b) the portion of an Option or Share Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire immediately following such Termination of Service. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Share Appreciation Right, commits an act of “cause” (as determined by the Administrator), or violates the non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Share Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Share Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.

6.4	Exercise. Options and Share Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Share Appreciation Right, together with, as applicable, payment in full of (a) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) all applicable taxes in a manner specified in Section 10.5.
6.5	Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:
(a)	cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;
(b)	if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;

(c)	to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;
(d)	to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or
(e)	to the extent permitted by the Administrator, any combination of the above payment forms.
6.6	Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Shareholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option, or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive

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stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the

$100,000 limitation under U.S. Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VII.

RESTRICTED SHARES; RESTRICTED SHARE UNITS

7.1	General. The Administrator may grant Restricted Shares, or the right to purchase Restricted Shares, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Share Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Shares and Restricted Share Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Shares and Restricted Share Units to the extent required by Applicable Law. The Award Agreement for each Restricted Share and Restricted Share Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.
7.2	Restricted Shares.
(a)	Shareholder Rights. Unless otherwise determined by the Administrator, each Participant holding Restricted Shares will be entitled to all the rights of a shareholder with respect to such Shares, subject to the restrictions in the Plan and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a Restricted Share subject to restrictions or vesting conditions as described in Section 8.3, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company shareholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the Restricted Share vests.

(b)	Share Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any share certificates issued in respect of Restricted Shares, together with a stock power endorsed in blank.
(c)	Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.
7.3	Restricted Share Units. The Administrator may provide that settlement of Restricted Share Units will occur upon or as soon as reasonably practicable after the Restricted Share Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

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ARTICLE VIII.

OTHER TYPES OF AWARDS

8.1	General. The Administrator may grant Performance Share Units awards, Performance Bonus Awards, Dividend Equivalents or Other Share or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.
8.2	Performance Share Unit Awards. Each Performance Share Units award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.3	Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, shares or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.
8.4	Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Share Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend

Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited, or (ii) be accumulated and subject to vesting to the same extent as the related Award. Subject to the foregoing sentence, all such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Share Appreciation Rights.

8.5	Other Share or Cash Based Awards. Other Share or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Share or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Share or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Share or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Share or Cash Based Award vests.

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ARTICLE IX.

ADJUSTMENTS FOR CHANGES IN ORDINARY SHARES
AND CERTAIN OTHER EVENTS

9.1	Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include: (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable. No amendment or adjustment pursuant to this Section 9.1 shall have the effect of reducing the amount payable for a Share to less than the par value of a Share.
9.2	Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Ordinary Shares, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Ordinary Shares or other securities of the Company, issuance of warrants or other rights to purchase Ordinary Shares or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event, or (z) give effect to such changes in Applicable Law or accounting principles:

(a)	To provide for the cancellation of any such Award in exchange for either an amount of cash and/or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)	To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)	To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)	To make adjustments in the number and type of Ordinary Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards, provided that no amendment or adjustment made pursuant to this Section 9.2 shall have the effect of reducing the amount payable for a Share to less than the par value of a Share;

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(e)	To replace such Award with other rights or property selected by the Administrator; and/or
(f)	To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
9.3	Change in Control.
(a)	In the event of a Change in Control, such Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Award shall become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse, provided that any Awards subject to performance-based vesting shall vest based on the greater of (i) actual performance as of the Change in Control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the Change in Control. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(b)	For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Ordinary Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock (or equivalent security) of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock (or equivalent security) of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Ordinary Shares in the Change in Control.

9.4	Administrative Stand Still. In the event of any pending share dividend, share split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other extraordinary transaction or change affecting the Shares or the share price of Ordinary Shares (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.
9.5	General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets, or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

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ARTICLE X.

PROVISIONS APPLICABLE TO AWARDS

10.1	Transferability.
(a)	No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, unless and until such Award has been exercised and/or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a domestic relations order. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law regarding descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.
(b)	Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law, and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)	Notwithstanding Section 10.1(a), and subject to Applicable Law, a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.
10.2	Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.
10.3	Discretion. Except as the Plan otherwise provides,

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each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4	Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
10.5	Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations from any payment of any kind otherwise due to a Participant. The amount deducted shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Subject to any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company, or (iv) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

10.6	Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6. Other than pursuant to Sections 9.1 and 9.2, the Administrator shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of an Option or Share Appreciation Right after it is granted, (b) cancel an Option or Share Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Share Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
10.7	Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters

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regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Law. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the

Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

10.8	Acceleration. Notwithstanding any other provision of the Plan to the contrary, the Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE XI.

MISCELLANEOUS

11.1	No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.
11.2	No Rights as Shareholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a shareholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Shares).
11.3	Effective Date and Term of Plan. The Plan will become effective on the date it is approved by the Company’s shareholders (the “Effective Date”). The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the date the Plan was approved by the Board. Awards that are outstanding upon the expiration of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.
11.4	Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring shareholder approval to comply with Applicable Law shall be effective unless approved by the Company’s shareholders within twelve (12) months before or after such action, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.
11.5	Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any foreign securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.
11.6	Section 409A.
(a)	General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the

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Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b)	Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)	Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter

(without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

11.7	Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
11.8	Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These

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recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.9	Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
11.10	Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.
11.11	Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of Ireland, disregarding the choice-of-law principles thereof.
11.12	Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.13	Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
11.14	Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.
11.15	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
11.16	Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.
11.17	Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
11.18	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by

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APPENDIX A

Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.19	Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.20	Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

2018 PROXY STATEMENT

prothena

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 14, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 14, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36568-P03059

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PROTHENA CORPORATION PLC (the "**Company**")

The Board of Directors recommends you vote FOR each of the following director nominees:

Nominees	For	Against	Abstain
1a. Richard T. Collier	☐	☐	☐
1b. Shane M. Cooke	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual General Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be shareholder(s) of Prothena Corporation plc (the "**Company**"). If you wish to appoint a person other than the individuals designated herein, please contact the Secretary of the Company and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending and voting at the Annual General Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Combined Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E36569-P03059

PROTHENA CORPORATION PLC
Annual General Meeting of Shareholders
May 15, 2018, 4:00 P.M. Local Time
This proxy is solicited by the Board of Directors

The undersigned, having received the notice of the 2018 Annual General Meeting of shareholders of Prothena Corporation plc (the "**Company**"), to be held on May 15, 2018, at 4:00 P.M. Local Time, at The Shelbourne Hotel, 27 St. Stephen's Green, Dublin 2, Ireland, and the proxy statement, appoints Dr. Lars G. Ekman and Ms. Yvonne M. Tchrakian, and each of them acting individually, as the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the ordinary shares of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Annual General Meeting and at any adjournment or postponement thereof, and the undersigned directs that this proxy be voted as specified herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH SHARES.

Continued and to be signed on reverse side